================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06175

                                ICAP FUNDS, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E. H. Morrison, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

================================================================================

                                           MAINSTAY(R) FUNDS

                                           Message from the President
                                           and
                                           Annual Report
                                           December 31, 2006

(MAINSTAY INVESTMENTS LOGO)


EQUITY FUNDS


MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund


INTERNATIONAL FUNDS


MainStay ICAP International Fund

MESSAGE FROM
THE PRESIDENT

We are pleased to welcome new shareholders to the MainStay family and to report on the results of MainStay ICAP Equity Fund, MainStay ICAP International Fund and MainStay ICAP Select Equity Fund for the year ended December 31, 2006.

As you know, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP) on June 30, 2006. In the fall, ICAP Equity Fund, ICAP International Fund and ICAP Select Equity Fund became part of the MainStay family.

For equity investors, 2006 was generally a positive year. Most major U.S. stock market indexes posted double-digit returns, and value stocks outpaced growth stocks at all capitalization levels. Of course, past performance is no guarantee of future results.

The price of oil had a major impact on the stock market in 2006. Energy stocks benefited from rising oil and natural gas prices, but U.S. equities in general weakened in May and June, when the price of crude oil rose above $70 a barrel, adding to inflation con-cerns. Fortunately, after peaking in July, oil prices moderated through the remainder of the year, and the stock market gained considerable momentum.

International equities also advanced strongly during 2006, fueled by ongoing economic expansion, low absolute interest-rate levels and favorable earnings trends. As a group, international stocks outpaced U.S. equities by a considerable margin.

In the United States, the Federal Open Market Committee (FOMC) continued to tighten monetary policy at its meeting in January 2006. In February, Dr. Ben Bernanke succeeded Dr. Alan Greenspan as chairman of the Federal Reserve Board. Under the new leadership, the FOMC continued its incremental monetary tightening policy at the next three meetings. Once the federal funds target rate reached 5.25% in June 2006, the FOMC stepped to the side-lines to observe how the economy would respond to earlier tightening moves. Meanwhile, the housing market continued to cool, which shifted investors' attention from inflation risk to the possibility of a recession.

Although volatility is unavoidable, each MainStay Fund pursues its investment objective with a well-defined approach. Using time-tested investment principles, our portfolio managers pursue solid performance within the risk management guidelines of their respective Funds.

The reports that follow provide more information and detail about the securities, markets and management decisions that contributed to the performance of your MainStay investment in 2006. We are pleased that you have chosen to invest with MainStay, and we look forward to serving your investment needs for many years to come.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt

President

                         Not part of the Annual Report

                                           MAINSTAY(R) FUNDS

                                           Annual Report
                                           December 31, 2006

(MAINSTAY INVESTMENTS LOGO)


EQUITY FUNDS


MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund


INTERNATIONAL FUNDS


MainStay ICAP International Fund

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

EQUITY FUNDS


MainStay ICAP Equity Fund                                                      1
--------------------------------------------------------------------------------


MainStay ICAP Select Equity Fund                                              14
--------------------------------------------------------------------------------


INTERNATIONAL FUNDS

MainStay ICAP International Fund                                              26
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 38
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       47
--------------------------------------------------------------------------------

Federal Income Tax Information                                                48
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  48
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        48
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               49
--------------------------------------------------------------------------------

Board Members and Officers                                                    50

MAINSTAY ICAP EQUITY FUND

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       13.26%  6.09%   9.05%
Excluding sales charges  19.85   7.29    9.67

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY ICAP EQUITY                                   S&P 500/CITIGROUP VALUE
                                                          FUND                    S&P 500 INDEX                   INDEX
                                                  --------------------            -------------          -----------------------
12/31/96                                                   9450                       10000                       10000
                                                          12168                       13336                       12998
                                                          13524                       17148                       14906
                                                          15687                       20756                       16803
                                                          16877                       18866                       17825
                                                          16733                       16624                       15737
                                                          12574                       12950                       12456
                                                          16159                       16664                       16415
                                                          17945                       18478                       18993
                                                          19853                       19385                       20099
12/31/06                                                  23793                       22447                       24279

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       17.98%  6.50%   8.86%
Excluding sales charges  18.98   6.50    8.86

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY ICAP EQUITY                                   S&P 500/CITIGROUP VALUE
                                                          FUND                    S&P 500 INDEX                   INDEX
                                                  --------------------            -------------          -----------------------
12/31/96                                                  10000                       10000                       10000
                                                          12780                       13336                       12998
                                                          14098                       17148                       14906
                                                          16231                       20756                       16803
                                                          17332                       18866                       17825
                                                          17055                       16624                       15737
                                                          12721                       12950                       12456
                                                          16225                       16664                       16415
                                                          17883                       18478                       18993
                                                          19637                       19385                       20099
12/31/06                                                  23363                       22447                       24279

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         20.17%  7.57%   9.95%

(PERFORMANCE GRAPH)

                                                  MAINSTAY ICAP EQUITY                                   S&P 500/CITIGROUP VALUE
                                                          FUND                    S&P 500 INDEX                   INDEX
                                                  --------------------            -------------          -----------------------
12/31/96                                                  10000                       10000                       10000
                                                          12908                       13336                       12998
                                                          14383                       17148                       14906
                                                          16725                       20756                       16803
                                                          18039                       18866                       17825
                                                          17929                       16624                       15737
                                                          13508                       12950                       12456
                                                          17401                       16664                       16415
                                                          19373                       18478                       18993
                                                          21487                       19385                       20099
12/31/06                                                  25820                       22447                       24279

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The expense limitation will continue through August 25, 2008. There is no guarantee that it will continue after that date. Effective 8/31/06, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund's existing no-load shares were redesignated Class I shares. Performance for Class A, C, R1, R2 and R3 shares, first offered 8/31/06, includes the historical performance

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     1

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         20.10%  7.47%   9.84%


(PERFORMANCE GRAPH)

                                                  MAINSTAY ICAP EQUITY                                   S&P 500/CITIGROUP VALUE
                                                          FUND                    S&P 500 INDEX                   INDEX
                                                  --------------------            -------------          -----------------------
12/31/96                                                  10000                       10000                       10000
                                                          12896                       13336                       12998
                                                          14354                       17148                       14906
                                                          16675                       20756                       16803
                                                          17967                       18866                       17825
                                                          17840                       16624                       15737
                                                          13427                       12950                       12456
                                                          17280                       16664                       16415
                                                          19218                       18478                       18993
                                                          21294                       19385                       20099
12/31/06                                                  25573                       22447                       24279


CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         19.80%  7.20%   9.57%


(PERFORMANCE GRAPH)

                                                  MAINSTAY ICAP EQUITY                                   S&P 500/CITIGROUP VALUE
                                                          FUND                    S&P 500 INDEX                   INDEX
                                                  --------------------            -------------          -----------------------
12/31/96                                                  10000                       10000                       10000
                                                          12863                       13336                       12998
                                                          14282                       17148                       14906
                                                          16550                       20756                       16803
                                                          17788                       18866                       17825
                                                          17618                       16624                       15737
                                                          13227                       12950                       12456
                                                          16980                       16664                       16415
                                                          18838                       18478                       18993
                                                          20820                       19385                       20099
12/31/06                                                  24942                       22447                       24279


CLASS R3 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         19.50%  6.93%   9.30%


(PERFORMANCE GRAPH)

                                                  MAINSTAY ICAP EQUITY                                   S&P 500/CITIGROUP VALUE
                                                          FUND                    S&P 500 INDEX                   INDEX
                                                  --------------------            -------------          -----------------------
12/31/96                                                  10000                       10000                       10000
                                                          12831                       13336                       12998
                                                          14211                       17148                       14906
                                                          16426                       20756                       16803
                                                          17611                       18866                       17825
                                                          17399                       16624                       15737
                                                          13030                       12950                       12456
                                                          16685                       16664                       16415
                                                          18464                       18478                       18993
                                                          20357                       19385                       20099
12/31/06                                                  24326                       22447                       24279



                                        ONE    FIVE     TEN
BENCHMARK PERFORMANCE                  YEAR    YEARS   YEARS
------------------------------------------------------------

S&P 500(R) Index(1)                    15.79%  6.19%   8.42%
S&P 500/Citigroup Value Index(2)       20.80%  9.06%   9.28%
Average Lipper large-cap value
  fund(3)                              17.96%  7.84%   8.50%

of Class I shares and R3 shares, first offered 8/31/06, includes the historical performance of Class I shares from inception (12/31/94) through 8/30/06 adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, R1, R2 and R3 shares.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2. The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 2   MainStay ICAP Equity Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP EQUITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,093.10            $4.55            $1,010.20             $4.37(2)
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,089.65            $7.16            $1,006.45             $6.87(2)
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,130.40            $4.30            $1,021.00             $4.08
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,095.50            $3.15            $1,012.20             $3.03(2)
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,094.25            $4.02            $1,010.95             $3.86(2)
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $1,093.00            $4.90            $1,009.70             $4.70(2)
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.30% for Class A, 2.05% for Class C, 0.80% for Class I, 0.90% for Class R1, 1.15% for Class R2 and 1.40% for Class R3) multiplied by the average account value over the period, divided by 365, multiplied by 184 for Class I shares (to reflect the one-half year period) and multiplied by 122 for all other share classes (to reflect the since-inception period).
2. Shares were first offered on September 1, 2006. Expenses paid during the period reflect ongoing costs for the since-inception period ending December 31, 2006. Had these shares been offered for the six months ended December 31, 2006, based on a hypothetical 5% annualized return, expenses paid during the period would have been $6.61, $10.41, $4.58, $5.85 and $7.51 and the ending account values would have been $1,018.50, $1,014.75, $1,020.50, $1,019.25 and
   $1,018.00 for Class A, Class C, Class R1, Class R2 and Class R3, respectively.



                                                     www.mainstayfunds.com     3

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    100.6
Short-Term Investments (collateral from securities lending                         4.3
  is 4.3%)
Liabilities in Excess of Cash and Other Assets                                    (4.9)

See Portfolio of Investments on page 6 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  Bank of America Corp.
 3.  ExxonMobil Corp.
 4.  American International Group, Inc.
 5.  BellSouth Corp.
 6.  McDonald's Corp.
 7.  General Electric Co.
 8.  Altria Group, Inc.
 9.  JPMorgan Chase & Co.
10.  Novartis AG, ADR

 4   MainStay ICAP Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Robert H. Lyon, chief investment officer of ICAP, and Jerrold K. Senser, CFA, co-chief investment officer

WHEN DID ICAP EQUITY FUND JOIN THE MAINSTAY FAMILY?

On June 30, 2006, New York Life Investment Management LLC completed the acquisition of Institutional Capital Corporation (ICAP). Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund.

HOW DID MAINSTAY ICAP EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE YEAR ENDED DECEMBER 31, 2006?

Excluding all sales charges, MainStay ICAP Equity Fund returned 19.85% for Class A shares and 18.98% for Class C shares for the year ended December 31, 2006. Over the same period, the Fund returned 20.17% for Class I shares, 20.10% for Class R1 shares, 19.80% for Class R2 shares and 19.50% for Class R3 shares. All share classes outperformed the 17.96% return of the average Lipper(1) large-cap value fund and the 15.79% return of the S&P 500(R) Index(2) for the 12-month reporting period. The S&P 500(R) Index is the Fund's broad-based securities-market index.

WHAT ACCOUNTED FOR THE FUND'S STRONG RELATIVE PERFORMANCE?

Strong stock selection and favorable sector weightings drove the Fund's performance above that of the S&P 500(R) Index.

DURING 2006, WHICH SECTORS WERE THE STRONGEST PERFORMERS FOR THE FUND AND WHICH SECTORS DETRACTED?

In 2006, industrials, health care and energy were the Fund's strongest-performing sectors relative to the S&P 500(R) Index. Stock-specific catalysts were the key to performance for stocks in these sectors. The Fund's energy stocks were supported by favorable supply-and-demand dynamics.

Consumer staples, telecommunication services and materials were the Fund's weakest-performing sectors relative to the S&P 500(R) Index. Although the Fund's consumer staples holdings posted a low double-digit return, the benchmark's consumer staples stocks did slightly better. Weakness in Sprint Nextel offset strength at BellSouth, one of the Fund's top-performing stocks. As a result, the Fund's telecommunication services holdings lagged sector-related stocks in the benchmark. The return of the Fund's materials sector holdings roughly matched that of materials stocks in the S&P 500(R) Index.

DURING 2006, WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST?

The strongest contributors to the Fund's performance in 2006 included BellSouth, ExxonMobil and McDonald's. The weakest contributors--all of which were eliminated from the Fund during the year--were Carnival, Boston Scientific and Microsoft.

WHAT WERE SOME OF THE FUND'S SIGNIFICANT PURCHASES AND SALES DURING 2006?

In the financials sector, the Fund added Morgan Stanley, which was reorganizing its retail brokerage and trading business. We believed these changes would have a positive impact on Morgan Stanley's earnings power. In the health care sector, we added Bristol-Myers Squibb to take advantage of strong new product launches and management changes that we viewed as beneficial.

Significant sales included Carnival, which declined on reduced expectations for the company's Caribbean business, and Marathon Oil, which we sold when the stock reached our price target.

WERE THERE ANY CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING 2006?

During the year, the Fund decreased its weightings in the telecommunication services and energy sectors and increased its weighting in the consumer discretionary and materials sectors.

HOW WAS THE FUND POSITIONED AT THE END OF 2006?

As of December 31, 2006, the Fund was underweighted relative to the S&P 500(R) Index in the information technology and health care sectors and overweighted relative to the Index in the energy and the telecommunication services sectors. Each of these weighting differentials contributed to the Fund's strong performance in relation to the benchmark during the reporting period.


The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 2 for more information on Lipper Inc.

2. See footnote on page 2 for more information on the S&P 500(R) Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY ICAP EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com     5

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                           SHARES            VALUE
COMMON STOCKS (100.6%)+
----------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (8.4%)
InterContinental Hotels Group PLC, ADR (a)                533,200   $   13,463,300
V  McDonald's Corp.                                       803,950       35,639,103
Target Corp.                                              273,150       15,583,207
Viacom, Inc. Class B (b)                                  454,700       18,656,341
                                                                    --------------
                                                                        83,341,951
                                                                    --------------
CONSUMER STAPLES (10.6%)
V  Altria Group, Inc.                                     397,050       34,074,831
CVS Corp.                                                 417,050       12,891,015
PepsiCo, Inc.                                             485,950       30,396,172
Wal-Mart Stores, Inc.                                     602,550       27,825,759
                                                                    --------------
                                                                       105,187,777
                                                                    --------------
ENERGY (13.7%)
V  ExxonMobil Corp.                                       509,550       39,046,816
Halliburton Co.                                           441,073       13,695,317
Hess Corp.                                                354,650       17,580,000
Occidental Petroleum Corp.                                501,750       24,500,452
Total S.A., Sponsored ADR (a)                             423,200       30,436,544
XTO Energy, Inc.                                          232,350       10,932,067
                                                                    --------------
                                                                       136,191,196
                                                                    --------------
FINANCIALS (27.1%)
V  American International Group, Inc.                     509,850       36,535,851
V  Bank of America Corp.                                  870,750       46,489,343
V  Citigroup, Inc.                                        874,036       48,683,805
V  JPMorgan Chase & Co.                                   702,550       33,933,165
Morgan Stanley                                            287,339       23,398,015
St. Paul Travelers Cos., Inc. (The)                       422,580       22,688,320
Wachovia Corp.                                            441,350       25,134,883
Wells Fargo & Co.                                         889,800       31,641,288
                                                                    --------------
                                                                       268,504,670
                                                                    --------------
HEALTH CARE (8.7%)
Baxter International, Inc.                                529,200       24,549,588
Bristol-Myers Squibb Co.                                  580,550       15,280,076
Eli Lilly & Co. (c)                                       283,687       14,780,093
V  Novartis AG, ADR (a)                                   558,850       32,100,344
                                                                    --------------
                                                                        86,710,101
                                                                    --------------
INDUSTRIALS (10.6%)
CSX Corp.                                                 396,850       13,663,546
V  General Electric Co.                                   951,450       35,403,455
Honeywell International, Inc. (c)                         656,300       29,691,012
Norfolk Southern Corp.                                    309,000       15,539,610
Textron, Inc.                                             119,400       11,196,138
                                                                    --------------
                                                                       105,493,761
                                                                    --------------


                                                           SHARES            VALUE
INFORMATION TECHNOLOGY (6.7%)
Agilent Technologies, Inc. (b)                            301,700   $   10,514,245
Hewlett-Packard Co.                                       488,350       20,115,137
International Business Machines Corp.                     176,900       17,185,835
Motorola, Inc.                                            925,400       19,026,224
                                                                    --------------
                                                                        66,841,441
                                                                    --------------
MATERIALS (5.7%)
Imperial Chemical Industries PLC, Sponsored ADR
 (a)                                                      337,500       11,957,625
International Paper Co.                                   464,750       15,847,975
Rio Tinto PLC, Sponsored ADR (a)(c)                        80,700       17,147,943
Temple-Inland, Inc.                                       251,150       11,560,435
                                                                    --------------
                                                                        56,513,978
                                                                    --------------
TELECOMMUNICATION SERVICES (5.0%)
V  BellSouth Corp. (c)                                    771,250       36,333,588
Sprint Nextel Corp. (c)                                   680,800       12,860,312
                                                                    --------------
                                                                        49,193,900
                                                                    --------------
UTILITIES (4.1%)
Dominion Resources, Inc.                                  325,350       27,277,344
Entergy Corp.                                             147,400       13,607,968
                                                                    --------------
                                                                        40,885,312
                                                                    --------------
Total Common Stocks
 (Cost $781,773,121)                                                   998,864,087
                                                                    --------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (4.3%)
----------------------------------------------------------------------------------
COMMERCIAL PAPER (0.5%)
Greyhawk Funding LLC
 5.305%, due 1/5/07 (d)                             $   2,616,922        2,616,922
Liberty Street Funding Co.
 5.325%, due 1/29/07 (d)                                2,616,922        2,616,922
                                                                    --------------
Total Commercial Paper
 (Cost $5,233,844)                                                       5,233,844
                                                                    --------------

                                                           SHARES
INVESTMENT COMPANY (0.8%)
BGI Institutional Money Market Fund (d)                 7,810,837        7,810,837
                                                                    --------------
Total Investment Company
 (Cost $7,810,837)                                                       7,810,837
                                                                    --------------

 6   MainStay ICAP Equity Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $3,142,197
 (Collateralized by various Corporate Bonds and a
 U.S. Treasury Note, with rates between
 5.00%-8.96% and maturity dates between
 8/15/09-12/29/49, with a Principal Amount of
 $3,110,411 and a Market Value of $3,251,475) (d)   $   3,140,307   $    3,140,307
                                                                    --------------
Total Repurchase Agreement
 (Cost $3,140,307)                                                       3,140,307
                                                                    --------------
TIME DEPOSITS (2.7%)
Abbey National PLC
 5.34%, due 1/2/07 (d)                                 20,935,379       20,935,379
Bank of America Corp.
 5.27%, due 1/19/07 (d)(e)                              2,616,923        2,616,923
Citigroup
 5.325%, due 3/22/07 (d)                                2,616,923        2,616,923
                                                                    --------------
Total Time Deposits
 (Cost $26,169,225)                                                     26,169,225
                                                                    --------------
Total Short-Term Investments
 (Cost $42,354,213)                                                     42,354,213
                                                                    --------------
Total Investments
 (Cost $824,127,334) (f)                                    104.9%   1,041,218,300(g)
Liabilities in Excess of Cash and Other Assets               (4.9)     (48,727,052)
                                                    -------------   --------------
Net Assets                                                  100.0%  $  992,491,248
                                                    =============   ==============

(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c)  Represents a security, or a portion thereof, which is out on loan.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at December 31, 2006.
(f)  The cost for federal income tax purposes is $824,920,684.
(g) At December 31, 2006 net unrealized appreciation was $216,297,616, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $218,674,231 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,376,615.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    7

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost $824,127,334) including
  $41,085,072 market value of securities
  loaned                                      $1,041,218,300
Cash                                               8,101,303
Receivables:
  Investment securities sold                       2,888,274
  Dividends and interest                           1,561,585
  Fund shares sold                                 1,090,449
Other assets                                          63,308
                                              --------------
    Total assets                               1,054,923,219
                                              --------------
LIABILITIES:
Securities lending collateral                     42,354,213
Payables:
  Fund shares redeemed                            18,424,113
  Investment securities purchased                    910,077
  Manager (See Note 3)                               535,923
  Transfer agent (See Note 3)                        135,818
  Professional fees                                   41,817
  Shareholder communication                           20,775
  Custodian                                            3,222
  NYLIFE Distributors (See Note 3)                     2,731
  Directors                                            1,342
Accrued expenses                                       1,940
                                              --------------
    Total liabilities                             62,431,971
                                              --------------
Net assets                                    $  992,491,248
                                              ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  100 million shares authorized:
  Class A                                     $        1,510
  Class C                                                427
  Class I                                            218,180
  Class R1                                                 9
  Class R2                                               258
  Class R3                                                 6
Additional paid-in capital                       773,342,776
Accumulated undistributed net investment
  income                                              32,413
Accumulated undistributed net realized gain
  on investments                                   1,804,703
Net unrealized appreciation on investments       217,090,966
                                              --------------
Net assets                                    $  992,491,248
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $    6,798,122
                                              ==============
Shares of capital stock outstanding                  151,025
                                              ==============
Net asset value per share outstanding         $        45.01
Maximum sales charge (5.50% of offering
  price)                                                2.62
                                              --------------
Maximum offering price per share outstanding  $        47.63
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $    1,921,516
                                              ==============
Shares of capital stock outstanding                   42,741
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        44.96
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  982,543,300
                                              ==============
Shares of capital stock outstanding               21,818,048
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        45.03
                                              ==============
CLASS R1
Net assets applicable to outstanding shares   $       40,160
                                              ==============
Shares of capital stock outstanding                      892
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        45.00*
                                              ==============
CLASS R2
Net assets applicable to outstanding shares   $    1,160,789
                                              ==============
Shares of capital stock outstanding                   25,786
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        45.02
                                              ==============
CLASS R3
Net assets applicable to outstanding shares   $       27,361
                                              ==============
Shares of capital stock outstanding                      608
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        45.00
                                              ==============

* Difference in the NAV recalculation and NAV stated is caused by rounding differences.

 8   MainStay ICAP Equity Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $ 19,047,944
  Interest                                           753,088
  Income from securities loaned--net                   4,577
                                                -------------
    Total income                                  19,805,609
                                                -------------
EXPENSES:
  Manager (See Note 3)                             7,136,798
  Recordkeeping                                      216,992
  Transfer agent--Class A and C (See Note 3)           3,663
  Transfer agent--Classes I, R1, R2 and R3
    (See Note 3)                                     159,844
  Shareholder communication                           82,531
  Professional fees                                   75,964
  Custodian                                           53,234
  Directors                                           47,980
  Registration                                        37,884
  Distribution/Service--Class A (See Note 3)           2,442
  Service--Class C (See Note 3)                          719
  Distribution/Service--Class R2 (See Note 3)            120
  Distribution/Service--Class R3 (See Note 3)             44
  Distribution--Class C (See Note 3)                   2,156
  Shareholder service--Class R1 (See Note 3)              10
  Shareholder service--Class R2 (See Note 3)              49
  Shareholder service--Class R3 (See Note 3)               9
  Miscellaneous                                       21,430
                                                -------------
    Total expenses before waiver                   7,841,869
  Expense waiver from Manager (See Note 3)          (696,363)
                                                -------------
    Net expenses                                   7,145,506
                                                -------------
Net investment income                             12,660,103
                                                -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  78,166,968
Net change in unrealized appreciation on
  investments                                     75,705,157
                                                -------------
Net realized and unrealized gain on
  investments                                    153,872,125
                                                -------------
Net increase in net assets resulting from
  operations                                    $166,532,228
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $112,049.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    9

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                              2006            2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income               $  12,660,103   $  11,505,555
 Net realized gain on investments       78,166,968     119,365,891
 Net change in unrealized
  appreciation on investments           75,705,157     (43,875,331)
                                     -----------------------------
 Net increase in net assets
  resulting from operations            166,532,228      86,996,115
                                     -----------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                                 (24,349)             --
   Class C                                  (4,781)             --
   Class I                             (12,653,726)    (11,445,562)
   Class R1                                   (224)             --
   Class R2                                 (4,448)             --
   Class R3                                   (155)             --
 From net realized gain on investments:
   Class A                                (480,229)             --
   Class C                                (144,500)             --
   Class I                             (77,462,516)   (117,014,708)
   Class R1                                 (2,759)             --
   Class R2                                (89,065)             --
   Class R3                                 (2,090)             --
                                     -----------------------------
 Total dividends and distributions
  to shareholders                      (90,868,842)   (128,460,270)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                               6,766,799              --
   Class C                               1,894,048              --
   Class I                             234,492,226     131,574,611
   Class R1                                 37,500              --
   Class R2                              1,163,952              --
   Class R3                                 25,000              --

                                              2006            2005
 Net asset value of shares issued in connection
  with acquisition of the ICAP Discretionary
  Equity Fund:
   Class I                           $          --   $   9,391,029
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                                 470,249              --
   Class C                                 112,572              --
   Class I                              89,574,354     123,955,879
   Class R1                                  2,983              --
   Class R2                                 93,513              --
   Class R3                                  2,245              --
                                     -----------------------------
                                       334,635,441     264,921,519
 Cost of shares redeemed:
   Class A                                (183,938)             --
   Class C                                  (5,042)             --
   Class I                            (217,623,098)   (367,410,184)
   Class R2                                 (6,357)             --
                                     -----------------------------
                                      (217,818,435)   (367,410,184)
   Increase (decrease) in net
    assets derived from capital
    share transactions                 116,817,006    (102,488,665)
                                     -----------------------------
   Net increase (decrease) in net
    assets                             192,480,392    (143,952,820)

NET ASSETS:
Beginning of year                      800,010,856     943,963,676
                                     -----------------------------
End of year                          $ 992,491,248   $ 800,010,856
                                     =============================
Accumulated undistributed net
 investment income at end of year    $      32,413   $      59,993
                                     =============================

 10   MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     11

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                        CLASS A                        CLASS C
                                                      ------------                   ------------
                                                      SEPTEMBER 1,                   SEPTEMBER 1,
                                                        2006(A)                        2006(A)
                                                        THROUGH                        THROUGH
                                                      DECEMBER 31,                   DECEMBER 31,
                                                          2006                           2006
Net asset value at beginning of period                   $44.82                         $44.82
                                                         ------                         ------
Net investment income                                      0.20(b)                        0.08(b)
Net realized and unrealized gain on
  investments                                              4.02                           4.03
                                                         ------                         ------
Total from investment operations                           4.22                           4.11
                                                         ------                         ------
Less dividends and distributions:
  From net investment income                              (0.30)                         (0.24)
  From net realized gain on
    investments                                           (3.73)                         (3.73)
                                                         ------                         ------
Total dividends and distributions                         (4.03)                         (3.97)
                                                         ------                         ------
Net asset value at end of period                         $45.01                         $44.96
                                                         ======                         ======
Total investment return (c)                                9.55%(d)                       9.30%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                                    1.28%+                         0.54%+
  Net expenses                                             1.30%+                         2.05%+
  Expenses (before waiver)                                 1.39%+                         2.14%+
Portfolio turnover rate                                      80%                            80%
Net assets at end of period (in 000's)                   $6,798                         $1,922

                                                        CLASS R1                       CLASS R2                       CLASS R3
                                                      ------------                   ------------                   ------------
                                                      SEPTEMBER 1,                   SEPTEMBER 1,                   SEPTEMBER 1,
                                                        2006(A)                        2006(A)                        2006(A)
                                                        THROUGH                        THROUGH                        THROUGH
                                                      DECEMBER 31,                   DECEMBER 31,                   DECEMBER 31,
                                                          2006                           2006                           2006
Net asset value at beginning of period                   $44.82                         $44.82                         $44.82
                                                      ------------                   ------------                   ------------
Net investment income                                      0.22(b)                        0.12(b)                        0.13(b)
Net realized and unrealized gain on
  investments                                              4.03                           4.13                           4.06
                                                      ------------                   ------------                   ------------
Total from investment operations                           4.25                           4.25                           4.19
                                                      ------------                   ------------                   ------------
Less dividends and distributions:
  From net investment income                              (0.34)                         (0.32)                         (0.28)
  From net realized gain on
    investments                                           (3.73)                         (3.73)                         (3.73)
                                                      ------------                   ------------                   ------------
Total dividends and distributions                         (4.07)                         (4.05)                         (4.01)
                                                      ------------                   ------------                   ------------
Net asset value at end of period                         $45.00                         $45.02                         $45.00
                                                      ============                   ============                   ============
Total investment return (c)                                9.67%(d)                       9.58%(d)                       9.49%(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                                    1.38%+                         0.77%+                         0.86%+
  Net expenses                                             0.90%+                         1.15%+                         1.40%+
  Expenses (before waiver)                                 0.99%+                         1.24%+                         1.49%+
Portfolio turnover rate                                      80%                            80%                            80%
Net assets at end of period (in 000's)                   $   40                         $1,161                         $   27

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is calculated exclusive of sales charges. Class I, Class R1, Class R2 and
     Class R3 are not subject to sales charges.
(d)  Total return is not annualized.
+    Annualized.

 12   MainStay ICAP Equity Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                               CLASS I
----------------------------------------------------------------------
                       YEAR ENDED DECEMBER 31,
      2006          2005          2004           2003           2002
    $  41.17      $  44.01      $  40.89      $    32.07      $  43.01
    --------      --------      --------      ----------      --------
        0.63(b)       0.65          0.72            0.37          0.36
        7.59          4.17          3.88            8.82        (10.94)
    --------      --------      --------      ----------      --------
        8.22          4.82          4.60            9.19        (10.58)
    --------      --------      --------      ----------      --------
       (0.63)        (0.64)        (0.72)          (0.37)        (0.36)
       (3.73)        (7.02)        (0.76)             --            --
    --------      --------      --------      ----------      --------
       (4.36)        (7.66)        (1.48)          (0.37)        (0.36)
    --------      --------      --------      ----------      --------
    $  45.03      $  41.17      $  44.01      $    40.89      $  32.07
    ========      ========      ========      ==========      ========
       20.17%        10.91%        11.33%          28.83%       (24.66%)
        1.42%         1.37%         1.63%           1.03%         0.96%
        0.80%         0.80%         0.80%           0.80%         0.80%
        0.88%         0.88%         0.87%           0.87%         0.86%
          80%           86%           74%             97%           85%
    $982,543      $800,011      $943,964      $1,079,900      $881,809

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

MAINSTAY ICAP SELECT EQUITY FUND
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       13.66%  9.01%     10.26%
Excluding sales charges  20.27   10.25     10.95

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY ICAP SELECT                                   S&P 500/CITIGROUP VALUE
                                                       EQUITY FUND                S&P 500 INDEX                   INDEX
                                                  --------------------            -------------          -----------------------
12/31/97                                                   9450                       10000                       10000
                                                          10871                       12858                       11467
                                                          13790                       15563                       12927
                                                          15061                       14146                       13713
                                                          14784                       12465                       12107
                                                          11129                        9710                        9582
                                                          15617                       12495                       12629
                                                          18379                       13855                       14612
                                                          20024                       14536                       15463
12/31/06                                                  24084                       16832                       18679

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       18.40%  9.43%     10.13%
Excluding sales charges  19.40   9.43      10.13

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY ICAP SELECT                                   S&P 500/CITIGROUP VALUE
                                                       EQUITY FUND                S&P 500 INDEX                   INDEX
                                                  --------------------            -------------          -----------------------
12/31/97                                                  10000                       10000                       10000
                                                          11418                       12858                       11467
                                                          14376                       15563                       12927
                                                          15583                       14146                       13713
                                                          15182                       12465                       12107
                                                          11343                        9710                        9582
                                                          15799                       12495                       12629
                                                          18454                       13855                       14612
                                                          19955                       14536                       15463
12/31/06                                                  23826                       16832                       18679

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         20.60%  10.53%    11.23%

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY ICAP SELECT                                   S&P 500/CITIGROUP VALUE
                                                       EQUITY FUND                S&P 500 INDEX                   INDEX
                                                  --------------------            -------------          -----------------------
12/31/97                                                  10000                       10000                       10000
                                                          11533                       12858                       11467
                                                          14666                       15563                       12927
                                                          16058                       14146                       13713
                                                          15802                       12465                       12107
                                                          11925                        9710                        9582
                                                          16776                       12495                       12629
                                                          19793                       13855                       14612
                                                          21618                       14536                       15463
12/31/06                                                  26070                       16832                       18679

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The expense limitation will continue through August 25, 2008. There is no guarantee that it will continue after that date. Effective 8/31/06, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund's existing no-load shares

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 14   MainStay ICAP Select Equity Fund

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         20.51%  10.43%    11.13%

(PERFORMANCE GRAPH)

                                                  MAINSTAY ICAP SELECT                                   S&P 500/CITIGROUP VALUE
                                                       EQUITY FUND                S&P 500 INDEX                   INDEX
                                                  --------------------            -------------          -----------------------
12/31/97                                                  10000                       10000                       10000
                                                          11521                       12858                       11467
                                                          14637                       15563                       12927
                                                          16010                       14146                       13713
                                                          15739                       12465                       12107
                                                          11866                        9710                        9582
                                                          16676                       12495                       12629
                                                          19654                       13855                       14612
                                                          21445                       14536                       15463
12/31/06                                                  25843                       16832                       18679

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         20.20%  10.15%    10.85%

(PERFORMANCE GRAPH)

                                                  MAINSTAY ICAP SELECT                                   S&P 500/CITIGROUP VALUE
                                                       EQUITY FUND                S&P 500 INDEX                   INDEX
                                                  --------------------            -------------          -----------------------
12/31/97                                                  10000                       10000                       10000
                                                          11493                       12858                       11467
                                                          14564                       15563                       12927
                                                          15890                       14146                       13713
                                                          15582                       12465                       12107
                                                          11718                        9710                        9582
                                                          16428                       12495                       12629
                                                          19313                       13855                       14612
                                                          21020                       14536                       15463
12/31/06                                                  25267                       16832                       18679

CLASS R3 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         19.92%  9.88%     10.57%

(PERFORMANCE GRAPH)

                                                  MAINSTAY ICAP SELECT                                   S&P 500/CITIGROUP VALUE
                                                       EQUITY FUND                S&P 500 INDEX                   INDEX
                                                  --------------------            -------------          -----------------------
12/31/97                                                  10000                       10000                       10000
                                                          11464                       12858                       11467
                                                          14491                       15563                       12927
                                                          15771                       14146                       13713
                                                          15427                       12465                       12107
                                                          11573                        9710                        9582
                                                          16183                       12495                       12629
                                                          18978                       13855                       14612
                                                          20604                       14536                       15463
12/31/06                                                  24708                       16832                       18679

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION
-----------------------------------------------------------------------------------

S&P 500(R) Index(1)                                      15.79%   6.19%     5.96%
S&P 500/Citigroup Value Index(2)                         20.80%   9.06%     7.19%
Average Lipper large-cap value fund(3)                   17.96%   7.84%     6.72%

were redesignated Class I shares. Performance for Class A, C, R1, R2 and R3 shares, first offered 8/31/06, includes the historical performance of Class I shares from inception (12/31/97) through 8/30/06 adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, R1, R2 and R3 shares.
1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2. The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     15

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP SELECT EQUITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,096.40            $4.20            $1,010.70             $4.03(2)
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,092.85            $6.82            $1,006.95             $6.54(2)
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,134.80            $4.30            $1,021.00             $4.08
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,098.20            $3.16            $1,012.20             $3.03(2)
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,096.95            $4.03            $1,010.95             $3.86(2)
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $1,095.80            $4.90            $1,009.70             $4.70(2)
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.20% for Class A, 1.95% for Class C, 0.80% for Class I, 0.90% for Class R1, 1.15% for Class R2 and 1.40% for Class R3) multiplied by the average account value over the period, divided by 365, multiplied by 184 for Class I (to reflect the one-half year period) and multiplied by 122 for all other share classes (to reflect the since inception-period).
2. Shares were first offered on September 1, 2006. Expenses paid during the period reflect ongoing costs for the since-inception period ending December 31, 2006. Had these shares been offered for the six months ended December 31, 2006, based on a hypothetical 5% annualized return, expenses paid during the period would have been $6.11, $9.91, $4.58, $5.85, $7.12, and the ending account values would have been $1,019.00, $1,015.25, $1,020.50, $1,019.25 and
   $1,018.00 for Class A, Class C, Class R1, Class R2, and Class R3, respectively.

 16   MainStay ICAP Select Equity Fund

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    96.6
Cash and Other Assets, Less Liabilities                                           2.8
Short-Term Investments (collateral from securities lending                        0.6
  is 0.6%)

See Portfolio of Investments on page 19 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  Novartis AG, ADR
 3.  McDonald's Corp.
 4.  Citigroup, Inc.
 5.  St. Paul Travelers Cos., Inc. (The)
 6.  JPMorgan Chase & Co.
 7.  American International Group, Inc.
 8.  Bank of America Corp.
 9.  Altria Group, Inc.
10.  Dominion Resources, Inc.

                                                    www.mainstayfunds.com     17

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Robert H. Lyon, chief investment officer of ICAP, and Jerrold K. Senser, CFA, co-chief investment officer

WHEN DID ICAP SELECT EQUITY FUND JOIN THE MAINSTAY FAMILY?

On June 30, 2006, New York Life Investment Management LLC completed the acquisition of Institutional Capital Corporation (ICAP). Effective August 31, 2006, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund.

HOW DID MAINSTAY ICAP SELECT EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE YEAR ENDED DECEMBER 31, 2006?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned 20.27% for Class A shares and 19.40% for Class C shares for the year ended December 31, 2006. Over the same period, the Fund returned 20.60% for Class I shares, 20.51% for Class R1 shares, 20.20% for Class R2 shares and 19.92% for Class R3 shares. All share classes outperformed the 17.96% return of the average Lipper(1) large-cap value fund and the 15.79% return of the S&P 500(R) Index(2) for the year. The S&P 500(R) Index is the Fund's broad-based securities-market index.

WHAT ACCOUNTED FOR THE FUND'S STRONG RELATIVE PERFORMANCE IN 2006?

Strong stock selection was the key to the Fund's outperformance of the S&P 500(R) Index. Since the Fund typically holds between 20 and 30 securities (and is compared with a benchmark of 500 securities), stock selection is a critical element in the Fund's relative performance.

DURING 2006, WHICH SECTORS WERE THE STRONGEST PERFORMERS FOR THE FUND AND WHICH SECTORS DETRACTED?

The Fund's strongest-performing sectors relative to the S&P 500(R) Index were industrials, health care and consumer discretionary. Stock-specific catalysts drove the performance of the Fund's holdings in these sectors.

Telecommunication services, consumer staples and financials were the weakest-performing sectors relative to the S&P 500(R) Index. Merger-related issues and weaker-than-expected subscriber growth weighed heavily on Sprint Nextel and detracted from the Fund's return in the telecommunication services sector.

DURING 2006, WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST?

The strongest contributors to the Fund's performance on an absolute basis included McDonald's, ExxonMobil and InterContinental Hotels Group. The weakest contributors on an absolute basis were Sprint Nextel, Motorola and Microsoft.

WHAT WERE SOME OF THE FUND'S SIGNIFICANT PURCHASES AND SALES IN 2006?

During the year, the Fund initiated a new position in Hess, a global integrated oil company. Hess was trading at a discount to its peers because of poor historical operating performance and a strategy driven by offshore exploration. We believed that the stock's discount might close as Hess continued to fix its operating problems. In 2006, we also purchased Imperial Chemical Industries, a U.K.-based specialty chemical company. The company substantially improved profitability and pared down noncore businesses to realize shareholder value. Divestitures have strengthened the company's balance sheet, and further asset restructuring is possible.

Significant sales included Carnival, which declined on reduced expectations for the company's Caribbean business, and Microsoft, which lagged expectations, primarily because of concerns about increased costs and delays in the rollout of the company's Vista operating system.

WERE THERE ANY CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING 2006?

During the year, the Fund increased its weightings in the consumer discretionary and financials sectors and decreased its weightings in consumer staples and telecommunication services.

HOW WAS THE FUND POSITIONED AT THE END OF 2006?

As of December 31, 2006, the Fund was underweighted relative to the S&P 500(R) Index in health care and information technology. At year-end, the Fund was overweighted in the utilities sector. Each of these weighting differentials contributed to the Fund's strong performance relative to the benchmark during 2006.


The Fund is nondiversifed. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 15 for more information on Lipper Inc.

2. See footnote on page 15 for more information on the S&P 500(R) Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY ICAP SELECT EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 18   MainStay ICAP Select Equity Fund

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                        SHARES            VALUE
COMMON STOCKS (96.6%)+
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (9.8%)
InterContinental Hotels Group
 PLC, ADR (a)                                        2,076,500   $   52,431,625
V  McDonald's Corp.                                  1,694,250       75,106,102
Target Corp.                                           417,850       23,838,342
                                                                 --------------
                                                                    151,376,069
                                                                 --------------
CONSUMER STAPLES (9.8%)
V  Altria Group, Inc.                                  827,850       71,046,087
CVS Corp.                                              619,650       19,153,381
Wal-Mart Stores, Inc.                                1,297,400       59,913,932
                                                                 --------------
                                                                    150,113,400
                                                                 --------------
ENERGY (13.8%)
ExxonMobil Corp.                                       796,050       61,001,311
Halliburton Co.                                      1,456,910       45,237,055
Hess Corp.                                           1,202,300       59,598,011
TOTAL S.A., Sponsored ADR (a)(b)                       641,350       46,125,892
                                                                 --------------
                                                                    211,962,269
                                                                 --------------
FINANCIALS (23.7%)
V  American International Group, Inc.                1,014,350       72,688,321
V  Bank of America Corp.                             1,339,581       71,520,230
V  Citigroup, Inc.                                   1,330,150       74,089,355
V  JPMorgan Chase & Co.                              1,512,050       73,032,015
V  St. Paul Travelers Cos., Inc. (The)               1,365,312       73,303,601
                                                                 --------------
                                                                    364,633,522
                                                                 --------------
HEALTH CARE (9.0%)
Baxter International, Inc.                           1,196,300       55,496,357
V  Novartis AG, ADR (a)                              1,448,750       83,216,200
                                                                 --------------
                                                                    138,712,557
                                                                 --------------
INDUSTRIALS (12.9%)
CSX Corp.                                            1,325,950       45,652,459
V  General Electric Co.                              2,297,100       85,475,091
Textron, Inc.                                          714,450       66,993,977
                                                                 --------------
                                                                    198,121,527
                                                                 --------------
INFORMATION TECHNOLOGY (6.9%)
Agilent Technologies, Inc. (c)                         851,950       29,690,458
Hewlett-Packard Co.                                  1,155,400       47,590,926
Motorola, Inc.                                       1,434,450       29,492,292
                                                                 --------------
                                                                    106,773,676
                                                                 --------------
MATERIALS (4.8%)
Imperial Chemical Industries PLC, Sponsored ADR
 (a)                                                   975,700       34,569,051
Temple-Inland, Inc.                                    855,150       39,362,555
                                                                 --------------
                                                                     73,931,606
                                                                 --------------


                                                        SHARES            VALUE
UTILITIES (5.9%)
V  Dominion Resources, Inc.                            831,150   $   69,683,616
Entergy Corp. (b)                                      228,950       21,136,664
                                                                 --------------
                                                                     90,820,280
                                                                 --------------
Total Common Stocks
 (Cost $1,290,593,194)                                            1,486,444,906
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (0.6%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (0.1%)
Greyhawk Funding LLC
 5.305%, due 1/5/07 (d)                             $  580,479          580,479
Liberty Street Funding Co.
 5.325%, due 1/29/07 (d)                               580,479          580,479
                                                                 --------------
Total Commercial Paper
 (Cost $1,160,958)                                                    1,160,958
                                                                 --------------

                                                        SHARES
INVESTMENT COMPANY (0.1%)
BGI Institutional Money Market Fund (d)              1,732,579        1,732,579
                                                                 --------------
Total Investment Company
 (Cost $1,732,579)                                                    1,732,579
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.0%)++
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $696,994 (Collateralized by
 various Corporate Bonds and a U.S. Treasury Note,
 with rates between 5.00%-8.96% and maturity dates
 between 8/15/09-12/29/49, with a Principal Amount
 of $689,943 and a Market Value of $721,234) (d)    $  696,575          696,575
                                                                 --------------
Total Repurchase Agreement
 (Cost $696,575)                                                        696,575
                                                                 --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
TIME DEPOSITS (0.4%)
Abbey National PLC
 5.34%, due 1/2/07 (d)                              $4,643,830   $    4,643,830
Bank of America Corp.
 5.27%, due 1/19/07 (d)(e)                             580,479          580,479
Citigroup
 5.325%, due 3/22/07 (d)                               580,479          580,479
                                                                 --------------
Total Time Deposits
 (Cost $5,804,788)                                                    5,804,788
                                                                 --------------
Total Short-Term Investments
 (Cost $9,394,900)                                                    9,394,900
                                                                 --------------
Total Investments
 (Cost $1,299,988,094) (f)                                97.2%   1,495,839,806
Cash and Other Assets,
 Less Liabilities                                          2.8       43,493,296
                                                    ----------   --------------
Net Assets                                               100.0%  $1,539,333,102
                                                    ==========   ==============

++   Less than one tenth of a percent.
(a)  ADR--American Depositary Receipt.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Non-income producing security.
(d)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(f)  The cost for federal income tax purposes is $1,300,393,011.
(g)  At December 31, 2006 net unrealized appreciation was
     $195,446,795, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $200,786,656 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $5,339,861.

 20   MainStay ICAP Select Equity Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost $1,299,988,094) including
  $9,131,256 market value of securities
  loaned                                      $1,495,839,806
Cash                                              37,052,026
Receivables:
  Fund shares sold                                 8,877,388
  Investment securities sold                       5,405,905
  Dividends and interest                           2,864,412
Other assets                                          91,945
                                              --------------
    Total assets                               1,550,131,482
                                              --------------
LIABILITIES:
Securities lending collateral                      9,394,900
Payables:
  Manager (See Note 3)                               770,516
  Fund shares redeemed                               428,407
  Transfer agent (See Note 3)                        123,593
  Professional fees                                   41,916
  Shareholder communication                           27,084
  NYLIFE Distributors (See Note 3)                     5,092
  Custodian                                            3,330
  Directors                                            1,708
Accrued expenses                                       1,834
                                              --------------
    Total liabilities                             10,798,380
                                              --------------
Net assets                                    $1,539,333,102
                                              ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  100 million shares authorized:
  Class A                                     $        3,970
  Class C                                                792
  Class I                                            365,096
  Class R1                                                15
  Class R2                                                 7
  Class R3                                                 7
Additional paid-in capital                     1,341,857,429
Accumulated undistributed net investment
  income                                             156,029
Accumulated undistributed net realized gain
  on investments                                   1,098,045
Net unrealized appreciation on investments       195,851,712
                                              --------------
Net assets                                    $1,539,333,102
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $   16,514,192
                                              ==============
Shares of capital stock outstanding                  397,007
                                              ==============
Net asset value per share outstanding         $        41.60
Maximum sales charge (5.50% of offering
  price)                                                2.42
                                              --------------
Maximum offering price per share outstanding  $        44.02
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $    3,293,369
                                              ==============
Shares of capital stock outstanding                   79,245
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        41.56
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $1,519,407,952
                                              ==============
Shares of capital stock outstanding               36,509,567
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        41.62
                                              ==============
CLASS R1
Net assets applicable to outstanding shares   $       62,704
                                              ==============
Shares of capital stock outstanding                    1,507
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        41.62*
                                              ==============
CLASS R2
Net assets applicable to outstanding shares   $       27,454
                                              ==============
Shares of capital stock outstanding                      660
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        41.60
                                              ==============
CLASS R3
Net assets applicable to outstanding shares   $       27,431
                                              ==============
Shares of capital stock outstanding                      660
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        41.58*
                                              ==============

* Difference in the NAV recalculation and NAV stated is caused by rounding differences.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $ 23,821,503
  Interest                                         1,142,756
  Income from securities loaned--net                   5,616
                                                -------------
    Total income                                  24,969,875
                                                -------------
EXPENSES:
  Manager (See Note 3)                             8,887,348
  Transfer agent--Class A and Class C (See
    Note 3)                                            4,501
  Transfer agent--Classes I, R1, R2 and R3
    (See Note 3)                                     240,957
  Recordkeeping                                      231,363
  Shareholder communication                          116,619
  Registration                                       111,130
  Professional fees                                   85,207
  Custodian                                           65,663
  Directors                                           59,740
  Distribution/Service--Class A (See Note 3)           4,862
  Service--Class C (See Note 3)                        1,211
  Distribution/Service--Class R2 (See Note 3)             22
  Distribution/Service--Class R3 (See Note 3)             44
  Distribution--Class C (See Note 3)                   3,632
  Shareholder service--Class R1 (See Note 3)              15
  Shareholder service--Class R2 (See Note 3)               9
  Shareholder service--Class R3 (See Note 3)               9
  Miscellaneous                                       20,020
                                                -------------
    Total expenses before waiver                   9,832,352
  Expense waiver from Manager (See Note 3)          (931,246)
                                                -------------
    Net expenses                                   8,901,106
                                                -------------
Net investment income                             16,068,769
                                                -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  51,838,298
Net change in unrealized appreciation on
  investments                                    146,301,461
                                                -------------
Net realized and unrealized gain on
  investments                                    198,139,759
                                                -------------
Net increase in net assets resulting from
  operations                                    $214,208,528
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $189,458.

 22   MainStay ICAP Select Equity Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                              2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income              $   16,068,769   $  6,085,010
 Net realized gain on investments       51,838,298     16,027,141
 Net change in unrealized
  appreciation on investments          146,301,461     17,317,599
                                    -----------------------------
 Net increase in net assets
  resulting from operations            214,208,528     39,429,750
                                    -----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                                 (62,040)            --
   Class C                                  (8,943)            --
   Class I                             (15,882,176)    (6,043,913)
   Class R1                                   (333)            --
   Class R2                                   (179)            --
   Class R3                                   (166)            --
 From net realized gain on investments:
   Class A                                (513,568)            --
   Class C                                 (96,911)            --
   Class I                             (50,248,917)   (15,854,604)
   Class R1                                 (2,081)            --
   Class R2                                   (913)            --
   Class R3                                   (912)            --
                                    -----------------------------
 Total dividends and distributions
  to shareholders                      (66,817,139)   (21,898,517)
                                    -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              16,498,267             --
   Class C                               3,181,101             --
   Class I                             822,125,038    414,838,779
   Class R1                                 59,000             --
   Class R2                                 25,000             --
   Class R3                                 25,000             --

                                              2006           2005
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                          $      402,997   $         --
   Class C                                  82,074             --
   Class I                              61,544,480     20,350,528
   Class R1                                  2,414             --
   Class R2                                  1,092             --
   Class R3                                  1,078             --
                                    -----------------------------
                                       903,947,541    435,189,307
 Cost of shares redeemed:
   Class A                                (374,265)            --
   Class C                                    (262)            --
   Class I                            (188,334,668)   (61,545,759)
                                    -----------------------------
                                      (188,709,195)   (61,545,759)
   Increase in net assets derived
    from capital share
    transactions                       715,238,346    373,643,548
                                    -----------------------------
   Net increase in net assets          862,629,735    391,174,781

NET ASSETS:
Beginning of year                      676,703,367    285,528,586
                                    -----------------------------
End of year                         $1,539,333,102   $676,703,367
                                    =============================
Accumulated undistributed net
 investment income at end of year   $      156,029   $     41,097
                                    =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                        CLASS A                        CLASS C
                                                      ------------                   ------------
                                                      SEPTEMBER 1,                   SEPTEMBER 1,
                                                        2006(A)                        2006(A)
                                                        THROUGH                        THROUGH
                                                      DECEMBER 31,                   DECEMBER 31,
                                                          2006                           2006
Net asset value at beginning of period                  $ 39.46                         $39.46
                                                      ------------                   ------------
Net investment income                                      0.24(b)                        0.13(b)
Net realized and unrealized gain on investments            3.62                           3.63
                                                      ------------                   ------------
Total from investment operations                           3.86                           3.76
                                                      ------------                   ------------
Less dividends and distributions:
  From net investment income                              (0.29)                         (0.23)
  From net realized gain on investments                   (1.43)                         (1.43)
                                                      ------------                   ------------
Total dividends and distributions                         (1.72)                         (1.66)
                                                      ------------                   ------------
Net asset value at end of period                        $ 41.60                         $41.56
                                                      ============                   ============
Total investment return (c)                                9.84%(d)                       9.59%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                    1.73%+                         0.91%+
  Net expenses                                             1.20%+                         1.95%+
  Expenses (before waiver)                                 1.29%+                         2.04%+
Portfolio turnover rate                                     115%                           115%
Net assets at end of period (in 000's)                  $16,514                         $3,293

                                                        CLASS R1                       CLASS R2                       CLASS R3
                                                      ------------                   ------------                   ------------
                                                      SEPTEMBER 1,                   SEPTEMBER 1,                   SEPTEMBER 1,
                                                        2006(A)                        2006(A)                        2006(A)
                                                        THROUGH                        THROUGH                        THROUGH
                                                      DECEMBER 31,                   DECEMBER 31,                   DECEMBER 31,
                                                          2006                           2006                           2006
Net asset value at beginning of period                   $39.46                         $39.46                         $39.46
                                                      ------------                   ------------                   ------------
Net investment income                                      0.26(b)                        0.17(b)                        0.14(b)
Net realized and unrealized gain on investments            3.63                           3.68                           3.67
                                                      ------------                   ------------                   ------------
Total from investment operations                           3.89                           3.85                           3.81
                                                      ------------                   ------------                   ------------
Less dividends and distributions:
  From net investment income                              (0.30)                         (0.28)                         (0.26)
  From net realized gain on investments                   (1.43)                         (1.43)                         (1.43)
                                                      ------------                   ------------                   ------------
Total dividends and distributions                         (1.73)                         (1.71)                         (1.69)
                                                      ------------                   ------------                   ------------
Net asset value at end of period                         $41.62                         $41.60                         $41.58
                                                      ============                   ============                   ============
Total investment return (c)                                9.94%(d)                       9.85%(d)                       9.77%(d)
Ratios (to average net assets)/Supplemental Data:
  Net investment income                                    1.89%+                         1.25%+                         1.00%+
  Net expenses                                             0.90%+                         1.15%+                         1.40%+
  Expenses (before waiver)                                 0.99%+                         1.24%+                         1.49%+
Portfolio turnover rate                                     115%                           115%                           115%
Net assets at end of period (in 000's)                   $   63                         $   27                         $   27

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is calculated exclusive of sales charges. Class I, Class R1, Class R2 and
     Class R3 are not subject to sales charges.
(d)  Total return is not annualized.
+    Annualized.

 24   MainStay ICAP Select Equity Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                              CLASS I
--------------------------------------------------------------------
                      YEAR ENDED DECEMBER 31,
       2006           2005          2004         2003         2002
    $    36.17      $  34.35      $  29.79      $ 21.37      $ 28.50
    ----------      --------      --------      -------      -------
          0.57(b)       0.45          0.56         0.21         0.16
          6.83          2.70          4.76         8.42        (7.13)
    ----------      --------      --------      -------      -------
          7.40          3.15          5.32         8.63        (6.97)
    ----------      --------      --------      -------      -------
         (0.52)        (0.45)        (0.56)       (0.21)       (0.16)
         (1.43)        (0.88)        (0.20)          --           --
    ----------      --------      --------      -------      -------
         (1.95)        (1.33)        (0.76)       (0.21)       (0.16)
    ----------      --------      --------      -------      -------
    $    41.62      $  36.17      $  34.35      $ 29.79      $ 21.37
    ==========      ========      ========      =======      =======
         20.60%         9.22%        17.98%       40.68%      (24.53%)
          1.45%         1.38%         2.18%        0.88%        0.64%
          0.80%         0.80%         0.80%        0.80%        0.80%
          0.88%         0.93%         1.01%        1.22%        1.17%
           115%          170%          198%         317%         358%
    $1,519,408      $676,703      $285,529      $81,021      $37,985

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    25

MAINSTAY ICAP INTERNATIONAL FUND
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.


A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 30 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       17.19%  15.22%    11.71%
Excluding sales charges  24.01   16.53     12.41

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                      MAINSTAY ICAP
                                                   INTERNATIONAL FUND            MSCI EAFE INDEX            MSCI EUROPE INDEX
                                                   ------------------            ---------------            -----------------
12/31/97                                                   9450                       10000                       10000
                                                          12009                       12000                       12853
                                                          14618                       15235                       14896
                                                          13880                       13077                       13646
                                                          12606                       10273                       10930
                                                          10264                        8635                        8922
                                                          14523                       11967                       12360
                                                          18379                       14390                       14942
                                                          21844                       16338                       16349
12/31/06                                                  27088                       20642                       21861

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       22.05%  15.65%    11.57%
Excluding sales charges  23.05   15.65     11.57

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                      MAINSTAY ICAP
                                                   INTERNATIONAL FUND            MSCI EAFE INDEX            MSCI EUROPE INDEX
                                                   ------------------            ---------------            -----------------
12/31/97                                                  10000                       10000                       10000
                                                          12613                       12000                       12853
                                                          15239                       15235                       14896
                                                          14361                       13077                       13646
                                                          12945                       10273                       10930
                                                          10461                        8635                        8922
                                                          14691                       11967                       12360
                                                          18453                       14390                       14942
                                                          21769                       16338                       16349
12/31/06                                                  26786                       20642                       21861

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         24.30%  16.82%    12.69%

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                      MAINSTAY ICAP
                                                   INTERNATIONAL FUND            MSCI EAFE INDEX            MSCI EUROPE INDEX
                                                   ------------------            ---------------            -----------------
12/31/97                                                  10000                       10000                       10000
                                                          12740                       12000                       12853
                                                          15546                       15235                       14896
                                                          14798                       13077                       13646
                                                          13473                       10273                       10930
                                                          10998                        8635                        8922
                                                          15600                       11967                       12360
                                                          19792                       14390                       14942
                                                          23583                       16338                       16349
12/31/06                                                  29313                       20642                       21861

Performance tables and graphs do not reflect any deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50% and are available in certain individual retirement accounts or in certain retirement plans. Performance

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 26   MainStay ICAP International Fund

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         24.18%  16.70%    12.58%

(PERFORMANCE GRAPH)

                                                      MAINSTAY ICAP
                                                   INTERNATIONAL FUND            MSCI EAFE INDEX            MSCI EUROPE INDEX
                                                   ------------------            ---------------            -----------------
12/31/97                                                  10000                       10000                       10000
                                                          12727                       12000                       12853
                                                          15515                       15235                       14896
                                                          14754                       13077                       13646
                                                          13420                       10273                       10930
                                                          10943                        8635                        8922
                                                          15507                       11967                       12360
                                                          19654                       14390                       14942
                                                          23395                       16338                       16349
12/31/06                                                  29052                       20642                       21861

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         23.90%  16.42%    12.30%

(PERFORMANCE GRAPH)

                                                      MAINSTAY ICAP
                                                   INTERNATIONAL FUND            MSCI EAFE INDEX            MSCI EUROPE INDEX
                                                   ------------------            ---------------            -----------------
12/31/97                                                  10000                       10000                       10000
                                                          12695                       12000                       12853
                                                          15438                       15235                       14896
                                                          14644                       13077                       13646
                                                          13286                       10273                       10930
                                                          10807                        8635                        8922
                                                          15276                       11967                       12360
                                                          19313                       14390                       14942
                                                          22931                       16338                       16349
12/31/06                                                  28412                       20642                       21861

CLASS R3 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         23.56%  16.12%    12.02%

(PERFORMANCE GRAPH)

                                                      MAINSTAY ICAP
                                                   INTERNATIONAL FUND            MSCI EAFE INDEX            MSCI EUROPE INDEX
                                                   ------------------            ---------------            -----------------
12/31/97                                                  10000                       10000                       10000
                                                          12664                       12000                       12853
                                                          15361                       15235                       14896
                                                          14534                       13077                       13646
                                                          13154                       10273                       10930
                                                          10673                        8635                        8922
                                                          15048                       11967                       12360
                                                          18977                       14390                       14942
                                                          22477                       16338                       16349
12/31/06                                                  27774                       20642                       21861

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION
-----------------------------------------------------------------------------------

MSCI EAFE Index(1)                                       26.34%  14.98%     8.39%
MSCI Europe Index(2)                                     33.72%  14.87%     9.08%
Average Lipper international large-cap value fund(3)     28.09%  16.00%     9.24%

figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The expense limitation will continue through August 25, 2008. There is no guarantee that it will continue after that date. Effective 8/31/06, ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund's existing no-load shares were redesignated Class I shares. Performance for Class A, C, R1, R2 and R3 shares, first offered 8/31/06, includes the historical performance of Class I shares from inception (12/31/97) through 8/30/06 adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, R1, R2 and R3 shares.
1. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE Index is considered to be the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
2. The Morgan Stanley Capital International Europe Index--the MSCI Europe Index--is an unmanaged index that is considered to be representative of the European stock market for large- to mid-capitalization stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                    www.mainstayfunds.com     27

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY ICAP INTERNATIONAL FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1,3)           12/31/06           PERIOD(1,3)

CLASS A SHARES                        $1,000.00         $1,095.55             $4.03             $1,010.95              $3.86(2)
-------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,091.50             $6.64             $1,007.20              $6.37(2)
-------------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,127.60             $4.29             $1,021.00              $4.08
-------------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,096.60             $3.15             $1,012.20              $3.03(2)
-------------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,095.65             $4.03             $1,010.95              $3.86(2)
-------------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $1,094.20             $4.90             $1,009.70              $4.70(2)
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.15% for Class A, 1.90% for Class C, 0.80% for Class I, 0.90% for Class R1, 1.15% for Class R2 and 1.40% for Class R3) multiplied by the average account value over the period, divided by 365, multiplied by 184 for Class I (to reflect the one-half year period) and multiplied by 122 for all other share classes (to reflect the since-inception period).
2. Shares were first offered on September 1, 2006. Expenses paid during the period reflect ongoing costs for the since-inception period ending December 31, 2006. Had these shares been offered for the six months ended December 31, 2006, based on a hypothetical 5% annualized return, expenses paid during the period would have been $5.85, $9.65, $4.63, $5.85 and $7.17 and the ending account values would have been $1,019.25, $1,015.50, $1,020.45, $1,019.25 and
   $1,017.95 for Class A, Class C, Class R1, Class R2 and Class R3, respectively.
3. Amount includes nonrecurring reimbursements from affiliates for IRS interest charge (See Note 3(B) of the Notes to Financials Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $4.41, $7.02, $4.50, $3.54, $4.41 and $5.28 for Class A, Class C, Class I, Class R1, Class R2 and Class R3, respectively and the hypothetical expenses paid would have been $4.23, $6.74, $4.28, $3.40, $4.23 and $5.07 for Class A, Class C, Class I, Class R1, Class R2 and Class R3, respectively.

 28   MainStay ICAP International Fund

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     99.2
Short-Term Investments (collateral from securities lending                         4.9
  is 4.9%)
Liabilities in Excess of Cash and Other Assets                                    (4.1)

See Portfolio of Investments on page 31 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  BP PLC, Sponsored ADR
 2.  Credit Suisse Group, Sponsored ADR
 3.  Allianz AG
 4.  InterContinental Hotels Group PLC
 5.  Nestle S.A., Sponsored ADR
 6.  Vivendi S.A.
 7.  Novartis AG, ADR
 8.  Deutsche Bank AG
 9.  Total S.A., Sponsored ADR
10.  Roche Holdings AG, Sponsored ADR

                                                    www.mainstayfunds.com     29

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Robert H. Lyon, chief investment officer of ICAP, and Jerrold K. Senser, CFA, co-chief investment officer

WHEN DID ICAP INTERNATIONAL FUND JOIN THE MAINSTAY FAMILY?

On June 30, 2006, New York Life Investment Management LLC completed the acquisition of Institutional Capital Corporation (ICAP). Effective August 31, 2006, ICAP International Fund was renamed MainStay ICAP International Fund.

HOW DID MAINSTAY ICAP INTERNATIONAL FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE YEAR ENDED DECEMBER 31, 2006?

Excluding all sales charges, MainStay ICAP International Fund returned 24.01% for Class A shares and 23.05% for Class C shares for the year ended December 31, 2006. Over the same period, the Fund returned 24.30% for Class I shares, 24.18% for Class R1 shares, 23.90% for Class R2 shares and 23.56% for Class R3 shares. All share classes underperformed the 28.09% return of the average Lipper(1) international large-cap value fund and the 26.34% return of the Morgan Stanley Capital International EAFE(R) Index (the MSCI EAFE(R) Index)(2) for the year. The MSCI EAFE(R) Index is the Fund's broad-based securities-market index.

IN 2006, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS DETRACTED FROM THE FUND'S RELATIVE PERFORMANCE?

Despite posting a strong absolute return, MainStay ICAP International Fund fell short of the MSCI EAFE(R) Index primarily because of weaker performance than the benchmark in the industrials, financials and energy sectors.

Health care, utilities and consumer staples were the Fund's strongest-performing sectors relative to the MSCI EAFE(R) Index. Stock-specific catalysts propelled the stocks in these sectors higher.

The energy, financials and industrials sectors were the weakest contributors relative to the MSCI EAFE(R) Index. Japan was one of the weakest-performing developed international markets in 2006. Although Mitsubishi Corp. and Mizuho Financial Group provided solid returns for the Fund in 2005, both stocks corrected in 2006. The setbacks detracted from Fund returns in the industrials and financials sectors, respectively.

DURING THE YEAR, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

In 2006, top contributors to the Fund's absolute performance included InterContinental Hotels Group, Allianz SE and Toyota Motor. Weak contributors during the year included Mizuho Financial Group, Carnival and Mitsubishi Corp.

WHAT WERE SOME OF THE FUND'S SIGNIFICANT PURCHASES AND SALES DURING THE YEAR?

In 2006, the Fund initiated a new position in Mitsui & Co., the second-largest general trading company in Japan. We believe that the company may benefit from strong earnings growth. We also established a new position in TNT NV, the world's first publicly traded postal system operator and a leading provider of express delivery services. We believe TNT's express mail business is expected to experience solid revenue growth as the business continues to leverage its global network.

During 2006, the Fund sold Fortum and Scottish Power. Both positions reached their target prices.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES IN THE FUND DURING 2006

The Fund increased its weightings in the consumer discretionary and consumer staples sectors and decreased its weightings in the energy and health care sectors. These weighting changes in the Fund resulted primarily from decisions about individual positions.

HOW WAS THE FUND POSITIONED AT THE END OF 2006?

As of December 31, 2006, the Fund was over-weighted relative to the MSCI EAFE(R) Index in the health care sector and underweighted in the information technology sector. The Fund's relative performance benefited from both of these weighting differences during the reporting period.


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. See footnote on page 27 for more information on Lipper Inc.

2. See footnote on page 27 for more information on the MSCI EAFE(R) Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY ICAP INTERNATIONAL FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 30   MainStay ICAP International Fund

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                           SHARES          VALUE
COMMON STOCKS (99.2%)+
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (14.8%)
British Sky Broadcasting Group PLC                        681,300   $  6,963,404
V  InterContinental Hotels Group PLC                    1,001,899     24,756,884
Koninklijke Philips Electronics N.V.
 (NY Shares)                                              480,316     18,050,275
Toyota Motor Corp.,
 Sponsored ADR (a)                                        130,850     17,574,464
V  Vivendi S.A.                                           542,700     21,212,342
                                                                    ------------
                                                                      88,557,369
                                                                    ------------
CONSUMER STAPLES (9.7%)
Diageo PLC                                                751,150     14,744,286
Kirin Brewery Co., Sponsored ADR (a)                      127,000      1,994,179
V  Nestle S.A., Sponsored ADR (a)                         269,800     23,925,486
SABMiller PLC                                             767,700     17,662,090
                                                                    ------------
                                                                      58,326,041
                                                                    ------------
ENERGY (7.9%)
V  BP PLC, Sponsored ADR (a)                              412,350     27,668,685
V  TOTAL S.A., Sponsored ADR (a)                          275,750     19,831,940
                                                                    ------------
                                                                      47,500,625
                                                                    ------------
FINANCIALS (30.2%)
V  Allianz SE                                             124,250     25,383,149
Barclays PLC                                            1,340,100     19,154,585
V  Credit Suisse Group,
 Sponsored ADR (a)                                        374,050     26,127,393
V  Deutsche Bank AG                                       154,550     20,674,751
ING Groep N.V., Sponsored ADR (a)(b)                      293,200     12,950,644
Jardine Matheson Holdings, Ltd.                           626,100     13,398,540
Mitsubishi Estate Co., Ltd.                               213,000      5,512,710
Mitsui Fudosan Co., Ltd.                                  285,700      6,974,148
Mizuho Financial Group, Inc.                                2,188     15,627,915
UBS AG (NYSE global shares)                               269,600     16,264,968
UniCredito Italiano S.p.A.                              2,131,200     18,680,249
                                                                    ------------
                                                                     180,749,052
                                                                    ------------
HEALTH CARE (8.7%)
Daiichi Sankyo Co., Ltd.                                  375,600     11,740,952
V  Novartis AG, ADR (a)                                   359,950     20,675,528
V  Roche Holdings AG,
 Sponsored ADR (a)                                        220,950     19,774,539
                                                                    ------------
                                                                      52,191,019
                                                                    ------------
INDUSTRIALS (14.8%)
Central Japan Railway Co.                                   1,074     11,100,542
Hutchison Whampoa, Ltd.                                 1,519,900     15,446,575
Mitsubishi Corp., Sponsored ADR (a)(b)                    201,450      7,574,137


                                                           SHARES          VALUE
INDUSTRIALS (CONTINUED)
Mitsui & Co., Ltd., Sponsored ADR (a)                      44,200   $ 13,343,980
Siemens AG, Sponsored ADR (a)(b)                          198,750     19,586,813
TNT N.V.                                                  300,550     12,925,823
VINCI S.A. (b)                                             66,250      8,465,481
                                                                    ------------
                                                                      88,443,351
                                                                    ------------
INFORMATION TECHNOLOGY (2.1%)
Canon, Inc., Sponsored ADR (a)                            102,275      5,787,742
Hoya Corp.                                                181,200      7,064,980
                                                                    ------------
                                                                      12,852,722
                                                                    ------------
MATERIALS (4.5%)
Imperial Chemical Industries PLC                        1,734,000     15,346,177
Rio Tinto PLC                                             221,750     11,801,189
                                                                    ------------
                                                                      27,147,366
                                                                    ------------
TELECOMMUNICATION SERVICES (1.3%)
StarHub, Ltd.                                           4,442,300      7,617,440
                                                                    ------------

UTILITIES (5.2%)
Drax Group PLC                                            329,487      5,264,306
E.ON AG, Sponsored ADR (a)(b)                             265,950     12,018,281
EDP--Energias de Portugal S.A.                          2,695,850     13,665,242
                                                                    ------------
                                                                      30,947,829
                                                                    ------------
Total Common Stocks
 (Cost $498,929,320)                                                 594,332,814
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (4.9%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (0.6%)
Greyhawk Funding LLC
 5.305%, due 1/5/07 (c)                             $   1,802,599      1,802,599
Liberty Street Funding Co.
 5.325%, due 1/29/07 (c)                                1,802,599      1,802,599
                                                                    ------------
Total Commercial Paper
 (Cost $3,605,198)                                                     3,605,198
                                                                    ------------

                                                           SHARES
INVESTMENT COMPANY (0.9%)
BGI Institutional Money Market Fund (c)                 5,380,291      5,380,291
                                                                    ------------
Total Investment Company
 (Cost $5,380,291)                                                     5,380,291
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    31

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.4%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $2,164,421 (Collateralized
 by various Corporate Bonds and a U.S. Treasury
 Note, with rates between 5.00%-8.96% and maturity
 dates between 8/15/09-12/29/49, with a Principal
 Amount of $2,142,526 and a Market Value of
 $2,239,694) (c)                                    $   2,163,118   $  2,163,118
                                                                    ------------
Total Repurchase Agreement
 (Cost $2,163,118)                                                     2,163,118
                                                                    ------------
TIME DEPOSITS (3.0%)
Abbey National PLC
 5.34%, due 1/2/07 (c)                                 14,420,790     14,420,790
Bank of America Corp.
 5.27%, due 1/19/07 (c)(d)                              1,802,599      1,802,599
Citigroup
 5.325%, due 3/22/07 (c)                                1,802,599      1,802,599
                                                                    ------------
Total Time Deposits
 (Cost $18,025,988)                                                   18,025,988
                                                                    ------------
Total Short-Term Investments
 (Cost $29,174,595)                                                   29,174,595
                                                                    ------------
Total Investments
 (Cost $528,103,915) (e)                                    104.1%   623,507,409(f)
Liabilities in Excess of
 Cash and Other Assets                                       (4.1)   (24,474,551)
                                                    -------------   ------------
Net Assets                                                  100.0%  $599,032,858
                                                    =============   ============

(a)  ADR--American Depositary Receipt.
(b) Represents a security, or a portion thereof, which is out on loan.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(e)  The cost for federal income tax purposes is $528,354,506.
(f)  At December 31, 2006 net unrealized appreciation was
     $95,152,903, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $95,980,751 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $827,848.

The table below sets forth the diversification of ICAP International Fund Portfolio investments by country.

COUNTRY COMPOSITION


                                                           VALUE              PERCENT+
France                                              $ 49,509,762                   8.3%
Germany                                               77,662,992                  13.0
Hong Kong                                             28,845,115                   4.8
Italy                                                 18,680,249                   3.1
Japan                                                104,295,749                  17.4
Netherlands                                           63,081,327                  10.5
Portugal                                              13,665,242                   2.3
Singapore                                              7,617,440                   1.3
Switzerland                                          106,767,913                  17.8
United Kingdom                                       124,207,025                  20.7
United States                                         29,174,595                   4.9
                                                    ------------   -------------------
                                                     623,507,409                 104.1
Liabilities in Excess of
 Cash and Other Assets                               (24,474,551)                 (4.1)
                                                    ------------   -------------------
Net Assets                                          $599,032,858                 100.0%
                                                    ============   ===================

+    Percentages indicated are based on Portfolio net assets.

 32   MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost
  $528,103,915) including $28,249,180 market
  value of securities loaned                    $623,507,409
Cash                                              21,285,387
Receivables:
  Fund shares sold                                 1,977,998
  Dividends and interest                             328,483
  Due from Affiliate (See Note 3(B))                 157,874
Other assets                                          86,783
                                                -------------
    Total assets                                 647,343,934
                                                -------------
LIABILITIES:
Securities lending collateral                     29,174,595
Payables:
  Investment securities purchased                 18,454,243
  Fund shares redeemed                               211,114
  Manager (See Note 3)                               171,793
  Transfer agent (See Note 3)                         44,606
  Professional fees                                   42,217
  Shareholder communication                           22,843
  Custodian                                           20,579
  NYLIFE Distributors (See Note 3)                     9,178
  Directors                                              653
Accrued expenses                                     159,255
                                                -------------
    Total liabilities                             48,311,076
                                                -------------
Net assets                                      $599,032,858
                                                =============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per share)
  100 million shares authorized:
  Class A                                       $      5,248
  Class C                                              1,862
  Class I                                            145,453
  Class R1                                                 7
  Class R2                                               648
  Class R3                                                 7
Additional paid-in capital                       503,396,516
Accumulated undistributed net investment
  income                                             334,451
Accumulated net realized loss on investments        (250,592)
Net unrealized appreciation on investments        95,403,494
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies                                          (4,236)
                                                -------------
Net assets                                      $599,032,858
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 20,516,191
                                                =============
Shares of capital stock outstanding                  524,799
                                                =============
Net asset value per share outstanding           $      39.09
Maximum sales charge (5.50% of offering price)          2.28
                                                -------------
Maximum offering price per share outstanding    $      41.37
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  7,266,315
                                                =============
Shares of capital stock outstanding                  186,178
                                                =============
Net asset value and offering price per share
  outstanding                                   $      39.03
                                                =============
CLASS I
Net assets applicable to outstanding shares     $568,662,035
                                                =============
Shares of capital stock outstanding               14,545,286
                                                =============
Net asset value and offering price per share
  outstanding                                   $      39.10
                                                =============
CLASS R1
Net assets applicable to outstanding shares     $     27,438
                                                =============
Shares of capital stock outstanding                      702
                                                =============
Net asset value and offering price per share
  outstanding                                   $      39.08*
                                                =============
CLASS R2
Net assets applicable to outstanding shares     $  2,533,486
                                                =============
Shares of capital stock outstanding                   64,834
                                                =============
Net asset value and offering price per share
  outstanding                                   $      39.08
                                                =============
CLASS R3
Net assets applicable to outstanding shares     $     27,393
                                                =============
Shares of capital stock outstanding                      701
                                                =============
Net asset value and offering price per share
  outstanding                                   $      39.06*
                                                =============

* Difference in the NAV recalculation and NAV stated is caused by rounding differences.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    33

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $12,024,151
  Interest                                           438,402
  Income from securities loaned--net                  10,755
                                                 ------------
    Total income                                  12,473,308
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             3,473,925
  Custodian                                          185,263
  Recordkeeping                                      156,119
  Transfer agent--Class A and Class C (See Note
    3)                                                 5,474
  Transfer agent--Classes I, R1, R2 and R3 (See
    Note 3)                                           95,221
  Shareholder communication                           92,387
  Professional fees                                   85,515
  Registration                                        81,411
  Directors                                           32,876
  Distribution/Service--Class A (See Note 3)           7,231
  Service--Class C (See Note 3)                        2,863
  Distribution/Service--Class R2 (See Note 3)            241
  Distribution/Service--Class R3 (See Note 3)             44
  Distribution--Class C (See Note 3)                   8,590
  Shareholder service--Class R1 (See Note 3)               9
  Shareholder service--Class R2 (See Note 3)              97
  Shareholder service--Class R3 (See Note 3)               9
  Miscellaneous                                      180,128
                                                 ------------
    Total expenses before waiver/reimbursement     4,407,403
  Expense waiver from Manager (See Note 3)          (752,508)
  Reimbursement from Affiliate (See Note 3(B))      (157,874)
                                                 ------------
    Net expenses                                   3,497,021
                                                 ------------
Net investment income                              8,976,287
                                                 ------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                          $16,018,501
  Foreign currency transactions                      (87,323)
                                                 ------------
Net realized gain on investments                  15,931,178
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           67,048,291
  Translation of other assets and liabilities
    in foreign currencies                             (3,023)
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency transactions                           67,045,268
                                                 ------------
Net realized and unrealized gain on investments   82,976,446
                                                 ------------
Net increase in net assets resulting from
  operations                                     $91,952,733
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $1,309,935.

 34   MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                              2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $   8,976,287   $  2,352,466
 Net realized gain on investments       15,931,178     12,418,319
 Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency
  transactions                          67,045,268      7,591,131
                                     ----------------------------
 Net increase in net assets
  resulting from operations             91,952,733     22,361,916
                                     ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                                (381,393)            --
   Class C                                (124,796)            --
   Class I                             (14,009,868)    (2,323,534)
   Class R1                                   (548)            --
   Class R2                                (49,994)            --
   Class R3                                   (517)            --
 From net realized gain on investments:
   Class A                                (336,692)            --
   Class C                                (117,763)            --
   Class I                              (9,885,198)   (12,261,569)
   Class R1                                   (474)            --
   Class R2                                (44,044)            --
   Class R3                                   (474)            --
                                     ----------------------------
 Total dividends and distributions
  to shareholders                      (24,951,761)   (14,585,103)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              19,815,638             --
   Class C                               7,154,460             --
   Class I                             507,522,312     94,781,960
   Class R1                                 25,000             --
   Class R2                              2,517,021             --
   Class R3                                 25,000             --

                                              2006           2005
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                           $     514,201   $         --
   Class C                                 145,492             --
   Class I                              22,740,302     14,091,727
   Class R1                                  1,022             --
   Class R2                                 94,038             --
   Class R3                                    991             --
                                     ----------------------------
                                       560,555,477    108,873,687
 Cost of shares redeemed+:
   Class A                                (201,784)            --
   Class C                                (219,765)            --
   Class I                            (207,874,861)   (31,021,423)
   Class R2                                (14,472)            --
                                     ----------------------------
                                      (208,310,882)   (31,021,423)
   Increase in net assets derived
    from capital share transactions    352,244,595     77,852,264
                                     ----------------------------
   Net increase in net assets          419,245,567     85,629,077

NET ASSETS:
Beginning of year                      179,787,291     94,158,214
                                     ----------------------------
End of year                          $ 599,032,858   $179,787,291
                                     ============================
Accumulated undistributed net
 investment income at end of year    $     334,451   $     28,218
                                     ============================

+ Cost of shares redeemed net of redemption fee of $63,012 and $9,217 for the years ended December 31, 2006 and 2005, respectively.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    35

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                              CLASS A                    CLASS C
                                                            ------------               ------------
                                                            SEPTEMBER 1,               SEPTEMBER 1,
                                                              2006(A)                    2006(A)
                                                              THROUGH                    THROUGH
                                                            DECEMBER 31,               DECEMBER 31,
                                                                2006                       2006
Net asset value at beginning of period                        $ 37.00                     $37.00
                                                              -------                     ------
Net investment income (loss)                                     0.00(b)(c)                (0.09)(b)
Net realized and unrealized gain on investments                  3.58                       3.56
                                                              -------                     ------
Total from investment operations                                 3.58                       3.47
                                                              -------                     ------
Less dividends and distributions:
  From net investment income                                    (0.79)                     (0.74)
  From net realized gain on investments                         (0.70)                     (0.70)
                                                              -------                     ------
Total dividends and distributions                               (1.49)                     (1.44)
                                                              -------                     ------
Redemption fee                                                   0.00(b)(c)                 0.00(b)(c)
                                                              -------                     ------
Net asset value at end of period                              $ 39.09                     $39.03
                                                              =======                     ======
Total investment return (d)                                      9.74%(e)(f)                9.44%(e)(f)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                                   0.04%+                    (0.69%)+
  Net expenses                                                   1.15%+                     1.90%+
  Expenses (before waiver/reimbursement)                         1.47%(f)+                  2.22%(f)+
Portfolio turnover rate                                           155%                       155%
Net assets at end of period (in 000's)                        $20,516                     $7,266

                                                              CLASS R1                   CLASS R2                   CLASS R3
                                                            ------------               ------------               ------------
                                                            SEPTEMBER 1,               SEPTEMBER 1,               SEPTEMBER 1,
                                                              2006(A)                    2006(A)                    2006(A)
                                                              THROUGH                    THROUGH                    THROUGH
                                                            DECEMBER 31,               DECEMBER 31,               DECEMBER 31,
                                                                2006                       2006                       2006
Net asset value at beginning of period                        $ 37.00                     $37.00                     $37.00
                                                            ------------               ------------               ------------
Net investment income (loss)                                     0.13(b)                   (0.03)(b)                   0.07(b)
Net realized and unrealized gain on investments                  3.46                       3.61                       3.45
                                                            ------------               ------------               ------------
Total from investment operations                                 3.59                       3.58                       3.52
                                                            ------------               ------------               ------------
Less dividends and distributions:
  From net investment income                                    (0.81)                     (0.80)                     (0.76)
  From net realized gain on investments                         (0.70)                     (0.70)                     (0.70)
                                                            ------------               ------------               ------------
Total dividends and distributions                               (1.51)                     (1.50)                     (1.46)
                                                            ------------               ------------               ------------
Redemption fee (b)                                                 --                       0.00(c)                      --
                                                            ------------               ------------               ------------
Net asset value at end of period                              $ 39.08                     $39.08                     $39.06
                                                            ============               ============               ============
Total investment return (d)                                      9.78%(e)(f)                9.72%(e)(f)                9.60%(e)(f)
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)                                   1.04%+                    (0.20%)+                    0.55%+
  Net expenses                                                   0.90%+                     1.15%+                     1.40%+
  Expenses (before waiver/reimbursement)                         1.22%(f)+                  1.47%(f)+                  1.72%(f)+
Portfolio turnover rate                                           155%                       155%                       155%
Net assets at end of period (in 000's)                        $    27                     $2,533                     $   27

+    Annualized.
(a)  Commencement of operations.
(b)  Per share amount data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges. Class I, Class R1, Class R2 and
     Class R3 are not subject to sales charges.
(e)  Total return is not annualized.
(f)  Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total return would have been 9.71%,
     9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2
     and Class R3 shares, respectively, for the period ended December 31, 2006.
(g)  The redemption fees have been reclassified from net realized and unrealized gain on investments to a separate line, redemption fees, to conform to the current year presentation.

 36   MainStay ICAP International Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                             CLASS I
------------------------------------------------------------------
                     YEAR ENDED DECEMBER 31,
       2006          2005         2004         2003         2002
     $  32.89      $  30.18      $ 24.20      $ 17.45      $ 21.69
     --------      --------      -------      -------      -------
         0.77(b)       0.55         0.30         0.39         0.29
         7.16          5.20(g)      6.16(g)      6.72(g)     (4.31)(g)
     --------      --------      -------      -------      -------
         7.93          5.75         6.46         7.11        (4.02)
     --------      --------      -------      -------      -------

        (1.03)        (0.54)       (0.30)       (0.41)       (0.29)
        (0.70)        (2.50)       (0.18)          --           --
     --------      --------      -------      -------      -------
        (1.73)        (3.04)       (0.48)       (0.41)       (0.29)
     --------      --------      -------      -------      -------
         0.01(b)       0.00(c)(g)    0.00(c)(g)    0.05(g)    0.07(g)
     --------      --------      -------      -------      -------
     $  39.10      $  32.89      $ 30.18      $ 24.20      $ 17.45
     ========      ========      =======      =======      =======
        24.30%(f)     19.15%       26.87%       41.85%      (18.37%)
         2.09%         2.05%        1.23%        1.89%        1.48%
         0.80%         0.80%        0.80%        0.80%        0.80%
         1.01%(f)      1.12%        1.20%        1.57%        1.66%
          155%          139%         122%         218%         276%
     $568,662      $179,787      $94,158      $45,715      $18,406

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    37

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

ICAP Funds, Inc. (the "Company"), was incorporated in the State of Maryland on November 1, 1994. ICAP is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, ("Investment Company Act") and offers 3 separate investment funds (collectively, referred to as the "Funds" and each individually, referred to as a "Fund"). The MainStay ICAP Equity and MainStay ICAP International Funds are diversified funds and the MainStay ICAP Select Equity Fund is a non-diversified fund.

On June 30, 2006 (the "Closing Date"), Institutional Capital Corporation and New York Life Investment Holdings LLC ("NYLIM Holdings") completed their merger, under which Institutional Capital Corporation became a wholly-owned subsidiary of NYLIM Holdings (the "Transaction"). NYLIM Holdings is the parent company of New York Life Investment Management LLC ("NYLIM" or "Manager"), and a subsidiary of New York Life Insurance Company. After the Closing Date, Institutional Capital Corporation became known as Institutional Capital LLC ("ICAP" or "Subadvisor"). As a result of the Transaction, the Funds have a new principal underwriter/distributor: NYLIFE Distributors LLC. In addition, under the federal securities laws, a change in ownership of this type caused the Original Agreement to automatically terminate.

Prior to the Closing Date, Institutional Capital Corporation provided investment advisory services to the Company on behalf of the Funds, pursuant to an agreement that had been in effect since the inception of the Company (the "Original Agreement").

Upon termination of the Original Agreement, the Board of Directors of the Funds approved an interim investment advisory agreement with ICAP pursuant to which ICAP continued to provide investment advisory services to the Funds, for the same fee as set forth in the Original Agreement, during the period from the Closing Date until the date new investment advisory arrangements were approved by the Funds' shareholders. The Board also approved new investment advisory arrangements with NYLIM and ICAP. Under these new arrangements, NYLIM serves as the Funds' investment adviser pursuant to a new investment advisory agreement with the Funds, for the same fee as set forth in the Original Agreement (the "Advisory Agreement"), and ICAP serves as subadvisor and provides portfolio services to the Funds, subject to the supervision of NYLIM, pursuant to a new investment subadvisory agreement with NYLIM (the "Subadvisory Agreement"). Both the Advisory Agreement and the Subadvisory Agreement were approved by each Fund's shareholders on August 25, 2006. In addition, on August 25, 2006, shareholders elected a new Board of Directors, comprised primarily of independent directors who serve other funds managed by NYLIM, as well as the President and Chief Executive Officer of NYLIM.

The Funds commenced operations on the dates indicated below:

COMMENCEMENT
OF OPERATIONS       FUNDS
December 31, 1994   ICAP Equity Fund
----------------------------------------------------------
December 31, 1997   ICAP Select Equity and ICAP
                    International Funds
----------------------------------------------------------

Each Fund offers six classes of shares as indicated: Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares. Class A, Class C, Class R1, Class R2 and Class R3 commenced operations on September 1, 2006.

Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered without an initial sales charge, although a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. The Class I, Class R1, Class R2 and Class R3 shares are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge.

Each class of shares has similar voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions, except that the classes are subject to different distribution and/or service fee rates. Class A, Class C, Class R2 and Class R3 shares each bear distribution and/or service fee payments under distribution and service plans pursuant to Rule 12b-1 under the Investment Company Act. In addition, the Class R1, R2 and R3 shares each bear service fee payments under shareholder service plans.

The investment objective for each of the Funds is as follows:

The ICAP EQUITY FUND seeks superior total return with only a moderate degree of risk.

The ICAP SELECT EQUITY FUND seeks superior total return.

The ICAP INTERNATIONAL FUND seeks superior total return with income as a secondary objective.

The Funds also invest in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less

 38   MainStay Funds
liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal proceedings across borders. These risks are likely to be greater in emerging markets than in developed markets.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Funds prepare their financial statements in accordance with accounting principles generally accepted in the United States of America and follow the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Funds are open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At December 31, 2006, there were no securities that were valued in such manner.

The close of trading in foreign markets may occur at a time that is different from the valuation date for the Funds. Certain events may occur between the time that foreign markets close, on which securities held by the Funds principally trade, and the time at which the Funds' NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Funds, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain amounts. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Funds' policies and procedures.

(B) FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. By so doing, the Funds will be relieved from all or substantially all of federal and state income and excise taxes.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly for the ICAP Equity Fund and for the ICAP Select Equity Fund. For the ICAP International Fund, income dividends are declared and paid either annually or semi-annually. Distributions from net realized capital gains, if any, are declared at least annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table for ICAP International Fund discloses the current year reclassifications between accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) on investments arising from permanent differences; net assets at December 31, 2006, are not affected.

The reclassification for the ICAP International Fund was primarily due to the difference in the treatment for book purposes and tax purposes of certain transactions involving

                                                    www.mainstayfunds.com     39
foreign currencies, distribution reclassification and passive foreign investment companies. (See Note 3(B) on page 42.)

                          ACCUMULATED
                        UNDISTRIBUTED       ACCUMULATED
                       NET INVESTMENT      NET REALIZED
                               INCOME              LOSS
ICAP International
  Fund                $     5,897,062   ($    5,897,062)
-------------------------------------------------------

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the specific identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred by the Fund as a group.

(E) EXPENSES. Expenses are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Fund, including those of related parties to the Funds, are shown on each Fund's Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets & liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When a Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency spot contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(I) SECURITIES LENDING. In order to realize additional income a Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Funds receive compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Funds. (See Note 5 on page 43.)

(J) REDEMPTION FEE. The ICAP International Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 30 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading often necessitated because of such short holding periods and is not assessed on the shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and also part of additional

 40   MainStay Funds
paid-in-capital on the Statement of Assets and Liabilities. The Financial Highlights discloses a separate line item for the per share redemption fee amount. The redemption fees paid to the ICAP International Fund for the year ended December 31, 2006 totaled $63,012.
(K) INDEMNIFICATIONS. In the normal course of business the Funds enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Funds.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. NYLIM, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Funds' manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Funds. The Manager also pays the salaries and expenses of all personnel affiliated with the Funds and all the operational expenses that are not the responsibility of the Funds. ICAP, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Funds pursuant to a Sub-Advisory Agreement with the Manager.

Effective September 1, 2006 each Fund is contractually obligated to pay the Manager a monthly fee for the services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

ICAP Equity Fund                                       .80%
-----------------------------------------------------------
ICAP Select Equity Fund                                .80%
-----------------------------------------------------------
ICAP International Fund                                .80%
-----------------------------------------------------------

Prior to September 1, 2006, Institutional Capital Corporation managed the Funds. For this service each Fund paid Institutional Capital Corporation a monthly fee at an annual rate of average daily net assets of 0.80% of each Fund.

Pursuant to the terms of the Subadvisory Agreement between the Manager and the Subadvisor, which became effective September 1, 2006, the Manager pays the Subadvisor a monthly fee at an annual rate of average daily net assets of the Funds as follows:

ICAP Equity Fund                                       .40%
-----------------------------------------------------------
ICAP Select Equity Fund                                .40%
-----------------------------------------------------------
ICAP International Fund                                .40%
-----------------------------------------------------------

The Manager entered into a written expense cap/reimbursement agreement to waive a portion of a Fund's management fee or reimburse a Fund so that the following Funds' Class I total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio securities) on an annualized basis do not exceed the indicated percentages for its Class I shares. An equivalent reduction will apply to Class A, Class C, Class R1, Class R2 and Class R3 shares. These expense limitations will continue through August 25, 2008. There is no guarantee that they will continue after that date.

ICAP Equity Fund                                       .80%
-----------------------------------------------------------
ICAP Select Equity Fund                                .80%
-----------------------------------------------------------
ICAP International Fund                                .80%
-----------------------------------------------------------

For the period September 1, 2006 through December 31, 2006, pursuant to contractual expense limitations described above, the Manager waived/reimbursed the Funds the following amounts:

ICAP Equity Fund                                    $280,518
------------------------------------------------------------
ICAP Select Equity Fund                              429,609
------------------------------------------------------------
ICAP International Fund                              385,627
------------------------------------------------------------

Prior to September 1, 2006, Institutional Capital Corporation waived/reimbursed the Funds for the following amounts:

ICAP Equity Fund                                    $415,845
------------------------------------------------------------
ICAP Select Equity Fund                              501,637
------------------------------------------------------------
ICAP International Fund                              366,881
------------------------------------------------------------

Effective September 1, 2006, Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM. Prior to September 1, 2006, the Funds paid its previous accounting agent (UMB) record keeping fees, which are presented in the Statement of Operations.

                                                    www.mainstayfunds.com     41

(B) PAYMENTS FROM AFFILIATES.

In determining the ICAP International Fund's fiscal year 2006 required distributions (excise distributions) to shareholders, NYLIM determined the Fund had held passive foreign investment companies (PFICs) that were not identified for tax purposes in prior years. As a result of this determination, the Fund is subject to IRS interest charges of approximately $157,874 which is classified in Miscellaneous expenses in the Statement of Operations. NYLIM has agreed to reimburse the Fund for this nonrecurring expense. The reimbursement amount for the Fund is disclosed in the Statement of Assets and Liabilities and the Statement of Operations, as due from affiliate and reimbursement from affiliate respectively. This reimbursement impacted the total investment returns and expense ratios included in the Financial Highlights for the Fund and are contained in the unaudited performance table and growth chart for the Fund in this report.

(C) DISTRIBUTION AND SERVICE FEES. NYLIFE Distributors LLC (the "Distributor") serves as the Funds' distributor and principal underwriter pursuant to a Distribution Agreement. The Funds, with respect to Class A, Class C, Class R2 and Class R3 shares have adopted distribution and service plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the Investment Company Act. The Plans provide that distribution and service fees payable thereunder are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds' shares and service activities.

Pursuant to the Class A Plan and Class R2 Plan, the Distributor receives a monthly fee from each applicable Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, respectively, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plan, each applicable Fund pays the Distributor a monthly fee, which is an expense of the Class C shares of the Fund, for distribution activities as designated by the Distributor, at the annual rate of 0.75% of the average daily net assets of the Fund's Class C shares. The Class C Plan provides that the Class C shares of the Funds also incur a monthly fee, which is an expense of the Class C shares of the Funds for service activities as designated by the Distributor, at the annual rate of 0.25% of the average daily net asset value of the Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(D) SALES CHARGES. The Funds were advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $39,801 for the period ended December 31, 2006. The Funds were also advised that the Distributor retained contingent deferred sales charges on redemptions of Class C shares of $2,144, for the period ended December 31, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. Effective September 1, 2006, NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Prior to September 1, 2006, UMB Fund Services, Inc. was the dividend disbursing and transfer agent. Transfer agent expenses collectively incurred by the Funds for the year ended December 31, 2006, were as follows:

ICAP Equity Fund                                    $163,507
------------------------------------------------------------
ICAP Select Equity Fund                              245,458
------------------------------------------------------------
ICAP International Fund                              100,695
------------------------------------------------------------

(F) INDEPENDENT DIRECTORS FEES. Effective September 1, 2006, Non-Interested Directors were paid an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board meetings, plus reimbursement for travel and out-of-pocket expenses. The chairman of the Board of Directors receives an additional retainer of $20,000 annually and the Audit Committee Chair receives an additional retainer of $15,000 annually. The retainers are paid in the aggregate for ICAP, as well as the Eclipse Funds and Eclipse Funds, Inc., registered investment companies also served by the Non-Interested Directors that are also managed by NYLIM and that are part of the MainStay fund complex.

 42   MainStay Funds

(G) CAPITAL. At December 31, 2006, New York Life and its affiliates owned shares of the Funds with values and percentages of net assets as follows:

ICAP Equity Fund                        $136,896       0.0%*
------------------------------------------------------------
ICAP Select Equity Fund                  137,245       0.0%*
------------------------------------------------------------
ICAP International Fund                  137,070       0.0%*
------------------------------------------------------------

* Less than one tenth of one percent.

(H) OTHER. Effective September 1, 2006, pursuant to a Management Agreement between the Funds and NYLIM, the cost of legal services provided to the Funds by the Office of the General Counsel of NYLIM may be billed directly to the Funds.

NOTE 4--FEDERAL INCOME TAXES:
As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

                                                                                                TOTAL
                                                                                          ACCUMULATED
                           ORDINARY           ACCUMULATED            UNREALIZED              INCOME &
                             INCOME         CAPITAL GAINS          APPRECIATION                  GAIN
ICAP Equity Fund           $495,011       $     2,135,455          $216,297,616       $   218,928,082
-----------------------------------------------------------------------------------------------------
ICAP Select Equity
  Fund                      718,229               940,762           195,446,795           197,105,786
-----------------------------------------------------------------------------------------------------
ICAP International
  Fund                      333,959                    --            95,149,158            95,483,117
-----------------------------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2006 and December 31, 2005 represents tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Funds for which the tax components of the distributions are shown below.

                                                                     2006                                  2005
                                                       --------------------------------      --------------------------------
                                                           TAX-BASED          TAX-BASED          TAX-BASED          TAX-BASED
                                                       DISTRIBUTIONS      DISTRIBUTIONS      DISTRIBUTIONS      DISTRIBUTIONS
                                                                FROM               FROM               FROM               FROM
                                                            ORDINARY          LONG-TERM           ORDINARY          LONG-TERM
                                                              INCOME              GAINS             INCOME              GAINS
ICAP Equity Fund                                       $  30,351,786      $  60,517,056      $  48,402,089      $  80,058,181
-----------------------------------------------------------------------------------------------------------------------------
ICAP Select Equity Fund                                   46,484,290         20,332,849          8,629,338         13,269,179
-----------------------------------------------------------------------------------------------------------------------------
ICAP International Fund                                   19,711,443          5,240,318         10,598,393          3,986,710
-----------------------------------------------------------------------------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED:
As of December 31, 2006, the following Funds had securities on loan and received collateral as follows:

                                  MARKET
                                 VALUE OF
                                SECURITIES        CASH
FUND                              ON LOAN      COLLATERAL
ICAP Equity Fund                $41,085,072    $42,354,213
----------------------------------------------------------
ICAP Select Equity Fund           9,131,256      9,394,900
----------------------------------------------------------
ICAP International Fund          28,249,180     29,174,595
----------------------------------------------------------

The cash collateral received for securities on loan was used to purchase highly liquid short-term investments in accordance with the lending procedures of the Funds. Securities purchased with collateral received are valued at amortized cost, which approximates market value.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Funds. Custodial fees are charged to the Funds based on the market value of securities in the Funds and the number of certain cash transactions incurred by the Funds.

                                                    www.mainstayfunds.com     43

NOTE 7--LINE OF CREDIT:

The Funds, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Effective September 6, 2006, this rate changed to .060% and ICAP Funds was added to this agreement. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2006.

NOTE 8--PURCHASE AND SALES OF SECURITIES (IN 000'S):
During the year ended December 31, 2006, purchase and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                    ICAP                 ICAP SELECT                 ICAP
                                EQUITY FUND              EQUITY FUND          INTERNATIONAL FUND
                            --------------------   -----------------------   --------------------
                            PURCHASES    SALES     PURCHASES      SALES      PURCHASES    SALES
U.S. Government Securities  $     --    $     --   $       --   $       --   $     --    $     --
-------------------------------------------------------------------------------------------------
All others                   749,790     696,205    1,885,765    1,252,088    994,701     651,663
-------------------------------------------------------------------------------------------------
Total                       $749,790    $696,205   $1,885,765   $1,252,088   $994,701    $651,663
-------------------------------------------------------------------------------------------------

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):
Transactions in capital shares were as follows:

                                                                        ICAP EQUITY FUND
                                 ----------------------------------------------------------------------------------------------
                                 CLASS A       CLASS C        CLASS I        CLASS R1   CLASS R2   CLASS R3        CLASS I
                                 -------       -------   -----------------   --------   --------   --------   -----------------
                                 SEPTEMBER 1, 2006(A)                             SEPTEMBER 1, 2006(A)
                                        THROUGH             YEAR ENDED                  THROUGH                  YEAR ENDED
                                   DECEMBER 31, 2006     DECEMBER 31, 2006         DECEMBER 31, 2006          DECEMBER 31, 2005
Shares from acquisition*            --           --               --             --        --          --             199
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        144           40            5,218              1        24           1           2,926
-------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividend and distributions     11            3            2,006              0(b)      2           0(b)        2,974
-------------------------------------------------------------------------------------------------------------------------------
                                   155           43            7,224              1        26           1           6,099
Shares redeemed                     (4)           0(b)        (4,840)             0         0(b)        0          (8,112)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                       151           43            2,384              1        26           1          (2,013)
-------------------------------------------------------------------------------------------------------------------------------

* See Note 10 in Notes to Financial Statements.

                                                                    ICAP SELECT EQUITY FUND
                                 ----------------------------------------------------------------------------------------------
                                 CLASS A       CLASS C        CLASS I        CLASS R1   CLASS R2   CLASS R3        CLASS I
                                 -------       -------   -----------------   --------   --------   --------   -----------------
                                 SEPTEMBER 1, 2006(A)                             SEPTEMBER 1, 2006(A)
                                        THROUGH             YEAR ENDED                  THROUGH                  YEAR ENDED
                                   DECEMBER 31, 2006     DECEMBER 31, 2006         DECEMBER 31, 2006          DECEMBER 31, 2005
Shares sold                        396            77          21,044              2          1          1          11,556
-------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividend and distributions     10             2           1,499              0(b)       0(b)       0(b)          562
-------------------------------------------------------------------------------------------------------------------------------
                                   406            79          22,543              2          1          1          12,118
Shares redeemed                     (9)            0(b)       (4,741)            --         --         --          (1,722)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                       397            79          17,802              2          1          1          10,396
-------------------------------------------------------------------------------------------------------------------------------

 44   MainStay Funds

                                                                    ICAP INTERNATIONAL FUND
                                 ----------------------------------------------------------------------------------------------
                                 CLASS A       CLASS C        CLASS I        CLASS R1   CLASS R2   CLASS R3        CLASS I
                                 -------       -------   -----------------   --------   --------   --------   -----------------
                                 SEPTEMBER 1, 2006(A)                             SEPTEMBER 1, 2006(A)
                                        THROUGH             YEAR ENDED                  THROUGH                  YEAR ENDED
                                   DECEMBER 31, 2006     DECEMBER 31, 2006         DECEMBER 31, 2006          DECEMBER 31, 2005
Shares sold                        517           188          14,120            1          63         1             2,887
-------------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment
  of dividend and distributions     13             4             594            0(b)        2         0(b)            427
-------------------------------------------------------------------------------------------------------------------------------
                                   530           192          14,714            1          65         1             3,314
Shares redeemed                     (5)           (6)         (5,635)           0           0(b)      0              (968)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                       525           186           9,079            1          65         1             2,346
-------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of operations.
(b) Less than one thousand shares.

NOTE 10--FUND ACQUISITION:

On August 12, 2005, shareholders approved a reorganization of the ICAP Discretionary Equity Fund into the ICAP Equity Fund. The reorganization was effected pursuant to a Plan of Reorganization which provided that the ICAP Discretionary Equity Fund transfer all its assets and liabilities to the ICAP Equity Fund in exchange for shares of the ICAP Equity Fund. The reorganization occurred on August 12, 2005.

The acquisition was accomplished by a tax-free exchange of 198,752 shares of the ICAP Equity Fund (valued at $9,391,029) for the 344,737 shares of the ICAP Discretionary Equity Fund outstanding at August 12, 2005. The ICAP Discretionary Fund's net assets at that date ($9,391,029, including $1,857,217 of unrealized appreciation) were combined with those of the ICAP Equity Fund. The aggregate net assets of the ICAP Equity Fund and the ICAP Discretionary Equity Fund immediately before the acquisition were $801,974,360 and $9,394,691, respectively. The net assets of the ICAP Equity Fund immediately after the merger were $811,365,389.

NOTE 11--OTHER MATTERS:

The SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts. The MainStay Equity Index Fund is not a portfolio of ICAP Funds, Inc.

NOTE 12--CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On August 28, 2006, the Audit Committee and Board of Directors elected to replace Ernst & Young LLP (E&Y) with KPMG LLP (KPMG) as the independent registered public accounting firm of the Company.

The reports of the financial statements audited by E&Y for the Funds for each of the years in the two-year period ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, in connection with the audits for each of the years in the two-year period ended December 31, 2005, and the subsequent interim period through August 28, 2006, (i) there were no disagreements between the Company and E&Y on any matters of accounting principles or practices, financial statements disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of such years, and (ii) there were no reportable events.

NOTE 13--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued.

                                                    www.mainstayfunds.com     45

In December 2006, the SEC issued a letter allowing for an implementation delay for funds until the last NAV calculation in the first required reporting period for fiscal years beginning after December 15, 2006. Management of the Funds is currently evaluating the impact, if any, that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 46   MainStay Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
ICAP Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of ICAP Funds, Inc., comprising the MainStay ICAP Equity (formerly ICAP Equity), MainStay ICAP Select Equity (formerly ICAP Select Equity) and MainStay ICAP International (formerly ICAP International) Funds (each a "Fund" and collectively, the "Funds") as of December 31, 2006, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets of the Funds for the year ended December 31, 2005 and the financial highlights of the Funds for each of the years in the two-year period ended December 31, 2005 were audited by other auditors, whose report dated January 27, 2006 expressed an unqualified opinion thereon. The financial highlights for the years presented through December 31, 2003 were audited by other auditors, whose report dated January 30, 2004 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2006 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Fund as of December 31, 2006, the results of their operations, changes in their net assets, and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                    KPMG LLP

Philadelphia, Pennsylvania
February 26, 2007

                                                    www.mainstayfunds.com     47

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds are required by the Internal Revenue Code to advise shareholders within 60 days of the Funds' fiscal year end (December 31, 2006), as to the federal tax status of dividends paid by the Funds during such fiscal year. Accordingly, the following Funds paid long-term capital gain distributions of:


ICAP Equity Fund                                $60,517,056
------------------------------------------------------------
ICAP Select Equity Fund                         $20,332,849
------------------------------------------------------------
ICAP International Fund                         $ 5,240,318
------------------------------------------------------------

In accordance with federal tax law, the ICAP International Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 2006:

- the total amount of taxes paid to foreign countries was $1,012,399

- the total amount of income sourced from foreign countries was $13,334,086

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2006 calendar year with form 1099-DIV, which will be mailed during January 2007.

A portion of the dividends paid by the following Funds during the fiscal year ended December 31, 2006 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for qualified dividend income and for the corporate dividend-received deduction.

                               QDI%        QII%        DRD%
ICAP Equity Fund               61.1%         3.8%       61.4%
------------------------------------------------------------
ICAP Select Equity Fund        48.9%         4.6%       47.1%
------------------------------------------------------------
ICAP International Fund        45.8%         2.2%        0.0%
------------------------------------------------------------

In January 2007, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, as to the federal tax status of the distributions received by shareholders in calendar year 2006. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year end December 31, 2006.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Funds' securities is available without charge, upon request, (i) by visiting the Funds' website at www.mainstayfunds.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds are required to file with the SEC their proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-MAINSTAY (1-800-624-6782); visiting the Funds' website at www.mainstayfunds.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

 48   MainStay Funds

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice a special meeting of the shareholders of ICAP Funds, Inc. (the "Funds") was held on August 25, 2006 at the Parsippany, New Jersey offices of New York Life Investment Management LLC ("NYLIM"). The purpose of the meeting was to present the following proposals for shareholder consideration:

(1) a new investment management agreement between the Funds and NYLIM with respect to the overall management of each Fund's portfolio;

(2) a new investment subadvisory agreement between NYLIM and Institutional Capital LLC with respect to the day-to-day management of each Fund's portfolio; and

(3) the election of a new Board of Directors of the Funds.

No other business came before the meeting.

Each of the proposals listed above was passed by the shareholders of the Funds as shown below:

PROPOSAL 1--APPROVAL OF A NEW MANAGEMENT AGREEMENT

                   VOTES         VOTES         BROKER
  VOTES FOR       AGAINST      ABSTAINED      NON-VOTE          TOTAL
13,546,628.722  282,082.423   178,775.573   5,729,553.000   19,737,039.718
--------------------------------------------------------------------------

PROPOSAL 2--APPROVAL OF A NEW SUBADVISORY AGREEMENT

                   VOTES         VOTES         BROKER
  VOTES FOR       AGAINST      ABSTAINED      NON-VOTE          TOTAL
13,567,502.368  260,502.582   179,481.768   5,729,553.000   19,737,039.718
--------------------------------------------------------------------------

PROPOSAL 3--ELECTION OF A NEW BOARD OF DIRECTORS

     DIRECTOR           VOTES            VOTES
     NOMINEE             FOR            WITHHELD          TOTAL
Lawrence Glacken    36,989,190.778    430,308.989     37,419,499.767
--------------------------------------------------------------------
Susan B. Kerley     37,016,820.475    402,679.292     37,419,499.767
--------------------------------------------------------------------
Peter Meenan        37,014,511.329    404,988.438     37,419,499.767
--------------------------------------------------------------------
Robert P. Mulhearn  37,015,287.329    404,212.438     37,419,499.767
--------------------------------------------------------------------
Brian A. Murdock    37,001,543.701    417,956.066     37,419,499.767
--------------------------------------------------------------------

                                                    www.mainstayfunds.com     49

BOARD MEMBERS AND OFFICERS

The Board Members oversee the Funds, the Manager and the Subadvisor. Information pertaining to the Board Members and officers as of December 31, 2006, is set forth below. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statements of Additional Information applicable to the Funds include additional information about the Board Members and are available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,                                                   NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                                  IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)                        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS                         BOARD MEMBER     BOARD MEMBER
        ------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

        LAWRENCE GLACKEN  Indefinite;        Retired.                                             21         Director since
        10/22/27          Director, since                                                                    1990, Eclipse Funds
                          August 2006                                                                        Inc.; Trustee since
                                                                                                             2000, Eclipse Funds
        ------------------------------------------------------------------------------------------------------------------------
        PETER MEENAN      Indefinite;        Independent Consultant; President and Chief          21         Director since
        12/5/41           Director, Audit    Executive Officer, Babson-United, Inc.                          2002, Audit
                          Committee          (financial services firm) (2000 to 2004);                       Committee Chairman
                          Chairman and       Independent Consultant (1999 to 2000); Head                     and Audit Committee
                          Audit Committee    of Global Funds, Citicorp (1995 to 1999).                       Financial Expert
                          Financial Expert,                                                                  since 2003, Eclipse
                          since August 2006                                                                  Funds Inc.; Trustee
                                                                                                             since 2002, Audit
                                                                                                             Committee Chairman
                                                                                                             and Audit Committee
                                                                                                             Financial Expert
                                                                                                             since 2003, Eclipse
                                                                                                             Funds
        ------------------------------------------------------------------------------------------------------------------------
        ROBERT P.         Indefinite;        Retired.                                             21         Director since
        MULHEARN          Director, since                                                                    1990, Eclipse Funds
        3/11/47           August 2006                                                                        Inc.; Trustee since
                                                                                                             2000, Eclipse Funds
        ------------------------------------------------------------------------------------------------------------------------
        SUSAN B. KERLEY   Indefinite;        Partner, Strategic Management Advisors               21         Chairman since 2005
        8/12/51           Chairman and       LLC (1990 to present).                                          and Director since
                          Director, since                                                                    1990, Eclipse
                          August 2006                                                                        Funds, Inc.;
                                                                                                             Chairman, since
                                                                                                             2005 and Trustee
                                                                                                             since 2000, Eclipse
                                                                                                             Funds; Trustee
                                                                                                             since 1991, Legg
                                                                                                             Mason Partners
                                                                                                             Funds
        ------------------------------------------------------------------------------------------------------------------------


 50   MainStay Funds

                          TERM OF OFFICE,                                                   NUMBER OF FUNDS  OTHER
                          POSITION(S) HELD                                                  IN FUND COMPLEX  DIRECTORSHIPS
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)                        OVERSEEN BY      HELD BY
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS                         BOARD MEMBER     BOARD MEMBER
        ------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR AND OFFICER
        BRIAN A.          Interested         Member of the Board of Managers and President        65         Trustee and
        MURDOCK*          Director and       (since 2004) and Chief Executive Officer                        Chairman since
        3/14/56           Chief Executive    (since July 2006), New York Life Investment                     September 2006, The
                          Officer since      Management LLC and New York Life Investment                     MainStay Funds;
                          August 2006        Management Holdings LLC; Senior Vice                            Director and
                                             President, New York Life Insurance Company                      Chairman since
                                             (since 2004); Chairman of the Board and                         September 2006,
                                             President, NYLIFE Distributors LLC (since                       MainStay VP Series
                                             2004); Member of the Board of Managers,                         Fund, Inc.
                                             Madison Capital Funding LLC (since 2004),
                                             NYLCAP Manager LLC (since 2004) and
                                             Institutional Capital LLC (since July 2006);
                                             Chairman and Trustee (since September 2006)
                                             and Chief Executive Officer (since July
                                             2006), The MainStay Funds; Chairman and
                                             Director (since September 2006) and Chief
                                             Executive Officer (since July 2006), MainStay
                                             VP Series Fund, Inc.; Chief Executive
                                             Officer, Eclipse Funds and Eclipse Funds Inc.
                                             (since July 2006); Chief Operating Officer,
                                             Merrill Lynch Investment Managers (2003 to
                                             2004); Chief Investment Officer, MLIM Europe
                                             and Asia (2001 to 2003); President, Merrill
                                             Japan and Chairman, MLIM Pacific Region (1999
                                             to 2001).
        ------------------------------------------------------------------------------------------------------------------------

     * Mr. Murdock is currently a Director of the Company and may be deemed to be an Interested Director because of his affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIM, Institutional Capital LLC, MacKay Shields LLC, McMorgan & Company LLC, and NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During the Past 5 Years."

                                                    www.mainstayfunds.com     51

                          TERM OF OFFICE,
                          POSITION(S) HELD
        NAME AND          WITH FUNDS AND     PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     LENGTH OF SERVICE  DURING PAST FIVE YEARS
        -------------------------------------------------------------------------------------------------
OFFICER

        ROBERT A.         Chief Legal        Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           Officer since      York Life Investment Management LLC (including predecessor
        10/19/46          August 2006        advisory organizations) and New York Life Investment
                                             Management Holdings LLC; Senior Vice President, New York
                                             Life Insurance Company; Vice President and Secretary,
                                             McMorgan & Company LLC; Secretary, NYLIM Service Company
                                             LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                             Institutional Capital LLC (since October 2006); Chief Legal
                                             Officer, The MainStay Funds, MainStay VP Series Fund, Inc.,
                                             Eclipse Funds and Eclipse Funds Inc. (since 2003) and
                                             McMorgan Funds (since 2005); Managing Director and Senior
                                             Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                             Counsel and Managing Director, JP Morgan Investment
                                             Management Inc. (1986 to 1998).
        -------------------------------------------------------------------------------------------------
        ARPHIELA          Treasurer and      Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal          2006) and Director and Manager of Fund Accounting and
        10/26/56          Financial and      Administration (2003 to August 2006), New York Life
                          Accounting         Investment Management LLC; Treasurer and Principal Financial
                          Officer since      and Accounting Officer, The MainStay Funds, Eclipse Funds
                          August 2006        and Eclipse Funds Inc. and McMorgan Funds (since 2005) and
                                             MainStay VP Series Fund, Inc. (since March 2006); Assistant
                                             Treasurer, NYLIFE Distributors LLC; Assistant Treasurer, The
                                             MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay
                                             VP Series Fund, Inc., and McMorgan Funds (1992 to 2005).
        -------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since    Executive Vice President, New York Life Investment
        BLUNT             August 2006        Management LLC and New York Life Investment Management
        5/13/62                              Holdings LLC (since 2004); Manager and Executive Vice
                                             President, NYLIM Product Distribution, NYLIFE Distributors
                                             LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                             2005); Chairman and Class C Director, New York Life Trust
                                             Company, FSB (since 2004); Chairman, New York Life Trust
                                             Company (since 2005); President, The MainStay Funds, Eclipse
                                             Funds and Eclipse Funds Inc. (since 2005) and MainStay VP
                                             Series Fund, Inc. (since July 2006); Chairman and Chief
                                             Executive Officer, Giving Capital, Inc. (2001 to 2004);
                                             Chief Marketing Officer--Americas, Merrill Lynch Investment
                                             Managers (1999 to 2001); President, Mercury Funds
                                             Distributors (1999 to 2001).
        -------------------------------------------------------------------------------------------------

        PATRICK G. BOYLE  Executive Vice     Executive Vice President (since 2002) and Senior Managing
        11/24/53          President since    Director (2000 to 2002), New York Life Investment Management
                          August 2006        LLC (including predecessor advisory organizations) and New
                                             York Life Investment Management Holdings LLC; Director, New
                                             York Life Trust Company; Member of the Board of Managers,
                                             Madison Capital Funding LLC; Executive Vice President,
                                             Eclipse Funds and Eclipse Funds Inc. (since 2003); Senior
                                             Vice President, Pension Department, New York Life Insurance
                                             Company (1991 to 2000); Director, Eclipse Funds Inc. (1990
                                             to 2003); Trustee, New York Life Investment Management
                                             Institutional Funds (2002 to 2003).
        -------------------------------------------------------------------------------------------------
        TONY H. ELAVIA    Senior Vice        Senior Managing Director, New York Life Investment
        1/11/56           President since    Management LLC; Chief Investment Officer, NYLIM Equity
                          August 2006        Investors Group; Executive Vice President, New York Life
                                             Trust Company; Senior Vice President, New York Life
                                             Insurance and Annuity Corporation; Senior Vice President,
                                             Eclipse Funds and Eclipse Funds Inc. (since 2005); Managing
                                             Director and Senior Portfolio Manager, Large Cap Growth
                                             team, Putnam Investments (1998 to 2004).
        -------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--   Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration     predecessor advisory organizations); Executive Vice
        2/8/59            since August 2006  President, New York Life Trust Company and New York Life
                                             Trust Company, FSB (since January 2006); Vice
                                             President--Administration, MainStay VP Series Fund, Inc.,
                                             The MainStay Funds, Eclipse Funds and Eclipse Funds Inc.
                                             (since 2005).
        -------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice        Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       President since    Financial Officer of Retail Investments, New York Life
        6/25/71           August 2006        Investment Management LLC (since July 2006); Senior Vice
                                             President, The MainStay Funds, MainStay VP Series Fund,
                                             Inc., Eclipse Funds and Eclipse Funds Inc. (since June
                                             2006); Chief Financial Officer, Bear Stearns Asset
                                             Management (1999 to May 2006).
        -------------------------------------------------------------------------------------------------
        ALISON H.         Senior Vice        Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           President and      March 2006) and Managing Director and Chief Compliance
        12/16/65          Chief Compliance   Officer (2003 to February 2006), New York Life Investment
                          Officer since      Management LLC and New York Life Investment Management
                          August 2006        Holdings LLC; Senior Managing Director, Compliance (since
                                             March 2006) and Managing Director, Compliance (2003 to
                                             February 2006), NYLIFE Distributors LLC; Chief Compliance
                                             Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                             Compliance Officer, The MainStay Funds, MainStay VP Series
                                             Fund, Inc., Eclipse Funds and Eclipse Funds Inc. (since June
                                             2006); Vice President--Compliance, The MainStay Funds,
                                             MainStay VP Series Fund, Inc., Eclipse Funds and Eclipse
                                             Funds Inc. (until June 2006); Deputy Chief Compliance
                                             Officer, New York Life Investment Management LLC (2002 to
                                             2003); Vice President and Compliance Officer, Goldman Sachs
                                             Asset Management (1999 to 2002).
        -------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since    Managing Director and Associate General Counsel, New York
        MORRISON          August 2006        Life Investment Management LLC (since 2004); Managing
        3/26/56                              Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                             The MainStay Funds, MainStay VP Series Fund, Inc., Eclipse
                                             Funds and Eclipse Funds Inc. (since 2004); Chief Legal
                                             Officer--Mutual Funds and Vice President and Corporate
                                             Counsel, The Prudential Insurance Company of America (2000
                                             to 2004).
        -------------------------------------------------------------------------------------------------

 52   MainStay Funds

                       This page intentionally left blank

                       This page intentionally left blank

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                           ICAP Funds, Inc.

(C) 2007 by NYLIFE Distributors LLC. All rights reserved.
                                                       SEC File Number: 811-8850

NYLIM-AO10054         (RECYCLE LOGO)                     MS450-06   MSIC11-03/07

                                   FORM N-CSR

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was amended during the period covered by the report to designate new individuals as the PEO and PFO; a copy of the amended Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Peter Meenan. Mr. Meenan is "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

     The aggregate fees billed for the fiscal year ended December 31, 2006 for professional services rendered by KPMG LLP ("KPMG") or Ernst & Young LLP ("E&Y"), as applicable, for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG or E&Y in connection with statutory and regulatory filings or engagements for that fiscal year were $77,150 by KPMG and $7,300 by E&Y. The aggregate fees billed for the fiscal period ended December 31, 2005 for professional services rendered by E&Y for the audit of the Registrant's annual financial statements or services that were normally provided by E&Y in connection with the statutory and regulatory filings or engagements for that fiscal year were $57,100.

(b) Audit Related Fees

     The aggregate fees billed for the fiscal year ended December 31, 2006 for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $14,100. The aggregate fees billed for the fiscal year ended December 31, 2005 for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $17,600. The fees were for selected agreed-upon procedures performed on the Registrant's semi-annual report to shareholders.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG or E&Y, as applicable, for tax compliance, tax advice, and tax planning were (i) $11,000 by KPMG during the fiscal year ended December 31, 2006, and (ii) $18,000 by E&Y during the fiscal year ended December 31, 2005. These services included preparation of and advice relating to federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

     The aggregate fees billed for the fiscal year ended December 31, 2006 for products and services provided by KPMG or E&Y, as applicable, other than the services reported in paragraphs (a) through (c) of this Item were $3,000 by E&Y. The aggregate fees billed for the fiscal year ended December 31, 2005 for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, $0 was approved by the Audit Committee pursuant to paragraph
     (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG or E&Y, as applicable, for services rendered to the Registrant for the fiscal years ended December 31, 2006 and December 31, 2005 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG or E&Y, as applicable, for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended December 31, 2006 and (ii) $0 for the fiscal year ended December 31, 2005.

(h) The Registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On February 8, 2007, the Registrant's Board of Directors adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940, as amended, that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940, as amended.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ICAP FUNDS, INC.


By: /s/ Christopher O. Blunt
    ---------------------------------
    CHRISTOPHER O. BLUNT
    President

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Christopher O. Blunt
    ---------------------------------
    CHRISTOPHER O. BLUNT
    President

Date: March 9, 2007


By: /s/ Arphiela Arizmendi
    ---------------------------------
    ARPHIELA ARIZMENDI
    Treasurer and Principal Financial
    and Accounting Officer

Date: March 9, 2007

                                  EXHIBIT INDEX

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940, as amended.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.